UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.   )
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Inovalon Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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2019 Annual Meeting of Stockholders

The 2019 Annual Meeting of Stockholders of
Inovalon Holdings, Inc. will be held on June 5, 2019 at:
The Jefferson Hotel
1200 16th St. NW
Washington, DC 20036
On or about April 22, 2019, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials that contains instructions on how to access our proxy materials on the Internet, how to vote at the meeting, and how to request printed copies of the proxy materials and 2018 Annual Report.

2019 Annual Meeting of Stockholders

The 2019 Annual Meeting of Stockholders of
Inovalon Holdings, Inc. will be held on June 5, 2019 at:
The Jefferson Hotel
1200 16th St. NW
Washington, DC 20036
Admission requirements
See Part 8 – “Information About the Meeting” for details on admission requirements to attend the 2019 Annual Meeting of Stockholders.

Proxy Voting Options
Your vote is important!
Whether or not you expect to attend in person, we urge you to vote your shares by phone, via the Internet, or by signing, dating, and returning the enclosed proxy card or voting instruction form at your earliest convenience. This will ensure the presence of a quorum at the meeting. Promptly voting your shares will save us the expense and extra work of additional solicitation. Submitting your proxy now will not prevent you from voting your stock at the meeting if you desire to do so, as your vote by proxy is revocable at your option.
Voting by the Internet or telephone is fast and convenient, your vote is immediately confirmed and tabulated, and helps us reduce postage and proxy tabulation costs.
If you prefer, you can vote by mail by returning the enclosed proxy card or voting instruction form in the addressed, prepaid envelope provided.
Please do not return the enclosed paper ballot if you are voting via the Internet or by telephone.

Vote by Internet
www.proxyvote.com
24 hours a day / 7 days a week
Instructions:
1.    Read the accompanying Proxy Statement.
2.    Go to the following website: www.proxyvote.com.
3.    Have your proxy card or voting instruction form in hand and follow the instructions. You can also register to receive all future stockholder communications electronically, instead of in print. This means that the annual report, Proxy Statement, and other correspondence will be delivered to you via e‑mail.

Vote by Telephone
+1‑800‑690‑6903 via touch tone phone toll‑free 24 hours a day / 7 days a week.
Instructions:
1.    Read the accompanying Proxy Statement.
2.    Call toll‑free: +1‑800‑690‑6903.
3.    Have your proxy card or voting instruction form in hand and follow the instructions.

April 22, 2019
Dear Stockholder,
You are cordially invited to attend the 2019 Annual Meeting of Stockholders (the “2019 Annual Meeting”) of Inovalon Holdings, Inc., which will be held at The Jefferson Hotel, located at 1200 16th St. NW, Washington, DC 20036, on June 5, 2019, at 10:00 a.m. Eastern Time.
The matters expected to be acted upon at the meeting are described in detail in the accompanying Notice of 2019 Annual Meeting of Stockholders and Proxy Statement.
Your vote is important. Please cast your vote as soon as possible over the Internet, by telephone, or by completing and returning the proxy card to ensure that your shares are represented. Your vote by written proxy will ensure your representation at the 2019 Annual Meeting regardless of whether or not you attend in person. Returning the proxy does not deprive you of your right to attend the 2019 Annual Meeting and to vote your shares in person.
On behalf of our Board of Directors and our employees, we thank you for your continued interest in and support of Inovalon.
Sincerely,
Keith R. Dunleavy, M.D.
Chairman and Chief Executive Officer
The use of cameras or recording devices at the 2019 Annual Meeting is prohibited and they will not be allowed into the meeting or any other adjacent areas. We realize that many mobile phones have built‑in cameras and recording capabilities; while these phones may be brought into the venue, the camera and recording functions may not be used at any time.

INOVALON HOLDINGS, INC.
4321 Collington Road, Bowie MD 20716
Notice of 2019 Annual Meeting of Stockholders

Date:	June 5, 2019

Time:	10:00 am Eastern Time

Place:	The Jefferson Hotel, 1200 16th St. NW, Washington, DC 20036

Record Date:
April 8, 2019. Only Class A and Class B common stockholders of record at the close of business on the record date are entitled to receive notice of, and to vote at, the 2019 Annual Meeting. As of the record date, there were 73,108,201 shares of Class A common stock entitled to vote at the meeting and 80,148,685 shares of Class B common stock entitled to vote at the meeting.

Proxy Voting:
Important. Please vote your shares promptly to ensure the presence of a quorum at the meeting. Voting your shares now via the Internet, by telephone, or by signing, dating, and returning the enclosed proxy card or voting instruction form, will save the expenses and extra work of additional solicitation. If you wish to vote by mail, we have enclosed an addressed envelope that is postage prepaid if mailed in the United States. Submitting your proxy now will not prevent you from voting your shares at the meeting as your proxy is revocable at your option.

Voting Rights:
Holders of our Class A common stock and Class B common stock have identical voting rights, except that holders of our Class A common stock are entitled to one vote per share and holders of our Class B common stock are entitled to ten votes per share. Holders of shares of Class A common stock and Class B common stock will vote together as a single class on proposals presented at the 2019 Annual Meeting.

Items of Business:	• To elect eight directors from among the nominees described in this Proxy Statement;

• To ratify the selection of Deloitte & Touche LLP as our independent auditor for fiscal year 2019;
• To conduct a non-binding advisory vote to approve the compensation of our Named Executive Officers (as defined in this Proxy Statement);
• To approve an amendment and restatement of the 2015 Omnibus Incentive Plan; and
• To transact such other items of business as may properly come before the meeting.

Admission to Meeting:	Proof of share ownership will be required to enter the 2019 Annual Meeting. See Part 8 – “Information About the Meeting” for details.

Notice of Internet Availability of Proxy Materials:
In accordance with the rules of the Securities and Exchange Commission (the “SEC”), we have elected to furnish our proxy materials, including this Proxy Statement and our 2018 Annual Report to Stockholders (“2018 Annual Report”), primarily via the Internet. On or about April 22, 2019, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) that contains instructions on how to access our proxy materials on the Internet, how to vote at the meeting, and how to request printed copies of the proxy materials and 2018 Annual Report. Stockholders may request to receive all future proxy materials in printed form by mail or electronically by e-mail by following the instructions contained in the Notice. We encourage stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of our annual meetings. Our Proxy Statement and 2018 Annual Report are available at investors.inovalon.com under the “SEC Filings” section.

By order of the Board of Directors,
/s/ Kamyar Daneshvar
Kamyar Daneshvar
Corporate Secretary
April 22, 2019

PROXY STATEMENT TABLE OF CONTENTS

Table of Contents	i

PROXY SUMMARY

This summary highlights information contained elsewhere in the Proxy Statement. This summary does not contain all of the information you should consider. Please read the entire Proxy Statement carefully before voting. For the purposes of this summary and the Proxy Statement, Inovalon Holdings, Inc. may also be referred to as “us”, “our”, and the “Company” and, together with its subsidiaries, as “Inovalon.”

2019 Annual Meeting of Stockholders

Date:	June 5, 2019

Time:	10:00 am Eastern Time

Place:	The Jefferson Hotel 1200 16th St. NW Washington, DC 20036

Record Date:	April 8, 2019

Voting:
Stockholders of record as of the record date are entitled to vote. Each share of Class A common stock is entitled to one vote for each director nominee, one vote for the ratification of the selection of Deloitte & Touche LLP as our independent auditor for fiscal year 2019, one non-binding advisory vote to approve compensation of our Named Executive Officers, and one vote to approve an amendment and restatement of the 2015 Omnibus Incentive Plan. Each share of Class B common stock is entitled to ten votes for each director nominee, ten votes for the ratification of the selection of Deloitte & Touche LLP as our independent auditor for fiscal year 2019, ten non-binding advisory votes to approve compensation of our Named Executive Officers, and ten votes to approve an amendment and restatement of the 2015 Omnibus Incentive Plan.

Admission To Meeting:	Proof of share ownership will be required to enter the 2019 Annual Meeting. See Part 8 – “Information About the Meeting” for details.

Meeting Agenda:
• Election of eight directors.
• Ratification of the selection of Deloitte & Touche LLP as our independent auditor for fiscal year 2019.
• Non-binding advisory vote to approve the compensation of our Named Executive Officers.
• Approve an amendment and restatement of the 2015 Omnibus Incentive Plan.
• Transact other business that may properly come before the meeting.

Proxy Summary	I

Voting Matters and Vote Recommendation

See Part 7 – “Proposals to be voted on at the meeting” for more information.

Proposal	Matter	Board Vote Recommendation	Votes Required for Approval	Abstentions	Uninstructed Shares
1	Election of 8 directors	For each director nominee	Plurality	Not voted	Not voted
2	Ratification of the selection of Deloitte & Touche LLP as our independent auditor for fiscal year 2019	For	Majority of voting power represented in person or by proxy	Not voted	Discretionary vote
3	Non-binding advisory vote to approve the compensation of our Named Executive Officers	For	Majority of voting power represented in person or by proxy*	Not voted	Not voted
4	Approve an amendment and restatement of the 2015 Omnibus Incentive Plan	For	Majority of voting power represented in person or by proxy	Not voted	Not voted
____________________________________________________________________________________________________
* A majority of the votes properly cast is required to approve the compensation of our Named Executive Officers. Since this proposal is an advisory vote, the result will not be binding on our Board of Directors (“Board”), the compensation committee of our Board (the “Compensation Committee”), or the Company. The Board and the Compensation Committee will consider the outcome of the vote when determining the compensation of our Named Executive Officers.

Proxy Summary	II

Our Director Nominees

See Part 2 – “Board of Directors” for more information.

The following table provides summary information about each director nominee. Each director is elected annually by a plurality of votes cast.

Name	Age	Director Since	Occupation	Independent	Other Public Boards	Committee Memberships
						AC	CC	NCG	SCP
Keith R. Dunleavy, M.D.	49	2006	CEO, Inovalon	No	—	—	—	—	M
Denise K. Fletcher	70	2012	Fmr. EVP, Finance of Vulcan Inc.; Fmr. CFO of DaVita, Inc. & MasterCard International, Inc.	Yes	1	C, F	M	M	M
William D. Green	65	2016	Fmr. Chairman & CEO of Accenture plc	Yes	4	—	M	C	M
André S. Hoffmann	60	2008	Vice Chairman of Roche Holding, Ltd.	Yes	—	—	—	—	—
Isaac (Zak) Kohane, M.D., Ph.D.	58	2019	Marion V. Nelson Professor of Biomedical Informatics at Harvard Medical School	Yes	—	—	—	—	—
Mark A. Pulido	66	2018	Fmr. Chairman & CEO of ABILITY Network Inc.; Fmr. Pres. & CEO of McKesson Corp.	No	—	—	—	—	—
Lee D. Roberts	66	2012	Pres. & CEO of Bluewater Consulting; Fmr. Chairman & CEO of FileNet Corp.	Yes	2	M, F	C	—	—
William J. Teuber, Jr.	67	2013	Fmr. Vice Chairman of EMC Corporation	Yes	2	M, F	M	M	C

AC	Audit Committee	C	Chair
CC	Compensation Committee	M	Member
NCG	Nominating and Corporate Governance Committee	F	Financial expert
SCP	Security and Compliance Committee
Attendance

Each director nominee is a current director. Other than Mr. Hoffmann, each director attended at least 75% of the aggregate of all fiscal year 2018 meetings of our Board and each committee on which he or she served during the period in which he or she served as a director. All of our directors who were serving as directors at the time, other than Mr. Hoffmann, attended our 2018 annual meeting of stockholders.

Proxy Summary	III

Auditors

See Part 6 – “Audit Committee Matters” for more information.

We ask that our stockholders ratify the selection of Deloitte & Touche LLP as our independent auditor for fiscal year 2019. Below is summary information about Deloitte & Touche LLP’s fees for services provided in fiscal years 2018 and 2017 (in thousands).

	Year ended December 31,
	2018	2017
Audit	$1,812	$1,550
Audit-related fees	419	—
Tax fees	1,149	797
All other fees	566	—
Total	$3,946	$2,347
Non-Binding Advisory Vote to Approve Named Executive Officer Compensation

See Part 7 – “Proposals to be Voted on at the Meeting” for more information.

We ask that our stockholders approve, on a non-binding advisory basis, the compensation of our Named Executive Officers as disclosed in this Proxy Statement in accordance with the compensation rules of the SEC. As described in detail under the heading “Compensation Discussion and Analysis,” we seek to closely align the interests of our Named Executive Officers with the interests of our stockholders.
Approval of Amended and Restated 2015 Omnibus Incentive Plan

See Part 7 – “Proposals to be Voted on at the Meeting” for more information.

We ask that our stockholders approve our amended and restated 2015 Omnibus Incentive Plan (the "Amended Plan") to (i) increase the maximum number of shares of our Class A common stock available for issuance by 6,000,000 shares to a total of 13,335,430; (ii) remove the provisions regarding Section 162(m) of the Internal Revenue Code (the "Code") that are no longer relevant due to recent changes to the Code pursuant to the Tax Cuts and Jobs Act of 2017 (the "Tax Act"); and (iii) extend the term of the Amended Plan until the tenth anniversary of the date of Board approval of the Amended Plan. The purpose of the share reserve increase is to allow us to continue to offer equity compensation to attract, motivate and retain employees and align their interests with stockholders. Our Compensation Committee and Board have approved the Amended Plan, effective February 14, 2019, subject to stockholder approval. We refer to the 2015 Omnibus Incentive Plan as the "Plan" and the amended and restated 2015 Omnibus Plan as the "Amended Plan" herein.

2020 Annual Meeting of Stockholders

Stockholder proposals submitted for inclusion in our 2020 proxy statement pursuant to Rule 14a‑8 of the rules promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must be received by us no later than the close of business on December 24, 2019; provided however, in the event that the date of the 2020 Annual Meeting of Stockholders (“2020 Annual Meeting”) is more than 30 days prior to or delayed by more than 30 days after the anniversary of the 2019 Annual Meeting, stockholder proposals submitted for inclusion in our 2020 proxy statement pursuant to Rule 14a-8 must be received within a reasonable time before we begin to print and send proxy materials relating to the 2020 Annual Meeting.

Proxy Summary	IV

In addition, any stockholder who wishes to propose a nominee to the Board or propose any other business to be considered by the stockholders, other than a stockholder proposal included in our proxy materials pursuant to Rule 14a‑8 of the rules promulgated under the Exchange Act, must comply with the advance notice provisions and other requirements of Article I, Section 1 of our bylaws, which are on file with the SEC and may be obtained from our Secretary upon request. These notice provisions require that nominations of persons for election to the Board and the proposal of business to be considered by the stockholders for the 2020 Annual Meeting must be received no earlier than the close of business on February 6, 2020 and no later than the close of business on March 7, 2020; provided however, in the event that the date of the 2020 Annual Meeting is more than 30 days prior to or delayed by more than 30 days after the anniversary of the 2019 Annual Meeting, notice by the stockholder to be timely must be so received no earlier than the close of business on the 120th day prior to the 2020 Annual Meeting and no later than the close of business on the later of the 90th day prior to the 2020 Annual Meeting or the 10th day following the day on which public announcement of the date of the meeting is first made.
Note about Forward‑Looking Statements
This Proxy Statement includes estimates, projections and statements relating to our business plans, objectives and expected operating results that are “forward‑looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Exchange Act. Forward‑looking statements may appear throughout this Proxy Statement, including in “Compensation Discussion and Analysis.” These forward‑looking statements generally are identified by the words “believe,” “see,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward‑looking statements are based on current expectations and assumptions that are subject to risks and uncertainties that may cause actual results to differ materially. We describe risks and uncertainties that could cause actual results and events to differ materially in “Risk Factors” of our annual reports on Form 10‑K and quarterly reports on Form 10‑Q. We undertake no obligation to update or revise publicly any forward‑looking statements, whether because of new information, future events, or otherwise.

Proxy Summary	V

PART 1 – CORPORATE GOVERNANCE AT INOVALON
Corporate Governance Principles and Practices

Corporate Governance Profile
We have structured our corporate governance in a manner we believe closely aligns our interests with those of our stockholders. Notable features of our corporate governance structure include the following:

•	the Board is not classified, with each of our directors subject to re‑election annually;

•	six of our eight directors satisfy the listing standards for independence of the NASDAQ Global Select Market (“NASDAQ”);

•	our Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee are each comprised entirely of independent directors;

•	each of our Audit Committee members qualifies as an “audit committee financial expert” as defined by the SEC;

•	we comply with the applicable corporate governance listing standards of NASDAQ;

•	we do not have a stockholder rights plan; and

•	our independent directors meet regularly in executive sessions without the presence of our corporate officers or non‑independent directors.
Board Leadership Structure
Keith R. Dunleavy, M.D., our CEO, serves as Chairman of the Board and presides over meetings of the Board and holds such other powers and carries out such other duties as are customarily carried out by the Chairman of the Board. Dr. Dunleavy brings valuable insight to the Board due to the perspective and experience that he brings as our founder and CEO and his extensive experience in the technology and healthcare industries. The Board has determined that as the individual primarily responsible for the day‑to‑day management of business operations, Dr. Dunleavy is best positioned to chair regular Board meetings as the directors discuss key business and strategic issues. The Board’s administration of its risk oversight function is not affected by the Board’s leadership structure.
Director Independence
The listing rules of NASDAQ generally require that a majority of the members of a listed company’s board of directors be independent within specified periods following the closing of an initial public offering. The Board has determined that none of our non‑employee directors has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that, other than Mark A. Pulido, who until April 2018 served as Chairman and Chief Executive Officer of ABILITY Network Inc., now a subsidiary of the Company (and, as such, under NASDAQ listing rules may not be considered independent until April 2021), each of our other non-employee directors is “independent” as that term is defined under NASDAQ Marketplace Rule 5605(a)(2).
Audit Committee members must also satisfy the independence criteria set forth in Rule 10A‑3 under the Exchange Act. In order to be considered independent for purposes of Rule 10A‑3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee: accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries; or be an affiliated person of the listed company or any of its subsidiaries. Our Board has concluded that all of the members of the Audit Committee are independent under Rule 10A-3. Compensation Committee members must also satisfy the independence criteria set forth in Rule 10C‑1 under the Exchange Act and the listing standards adopted pursuant to Rule 10C‑1. In order to be considered independent for purposes of Rule 10C‑1, a listed company’s board of directors must consider the sources of

Corporate Governance at Inovalon	1

compensation of the member of the compensation committee, including any consulting, advisory, or other compensatory fee paid by the Company to the member, and whether the member is affiliated with the Company or any of its subsidiaries or their affiliates. Our Board has concluded that all of the members of the Compensation Committee are independent under Rule 10C-1.
Risk Oversight
One of the key functions of the Board is informed oversight of our risk management process. The Board administers this oversight function directly, with support from its four standing committees: the Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee, and the Security and Compliance Committee, each of which addresses risks specific to their respective areas of oversight.
In particular, our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. Our Compensation Committee assesses and monitors whether any of our compensation policies and programs have the potential to encourage excessive risk‑taking. Our Nominating and Corporate Governance Committee monitors the effectiveness of our Board of Directors Corporate Governance Charter and code of business conduct and ethics, including whether they are successful in preventing illegal or improper liability‑creating conduct. Our Security and Compliance Committee monitors the effectiveness of our physical and cybersecurity and related policies, as well as our compliance with legal and regulatory requirements.
Code of Business Conduct and Ethics
The Board has adopted a code of business conduct and ethics that applies to all of our employees, officers, and directors. Additionally, the Board has adopted a supplemental code of ethics for senior financial officers, which applies to our Chief Executive Officer, Chief Financial Officer, and other senior financial officers, who have been designated by our Chief Executive Officer. Among other matters, our code of business conduct and ethics and supplemental code of ethics for senior financial officials are designed to deter wrongdoing and to promote:

•	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•	full, fair, accurate, timely and understandable disclosures in our SEC reports and other public communications;

•	compliance with applicable laws, rules, and regulations;

•	prompt internal reporting of violations of the code to appropriate persons identified in the code; and

•	accountability for adherence to the code of business conduct and ethics.
Any waiver of the code of conduct for our executive officers or directors must be approved by the Board or a committee thereof, and any such waiver will be promptly disclosed as required by law or NASDAQ regulations.
The full text of our code of business conduct and ethics and supplemental code of ethics for senior financial officers is posted on our website at investors.inovalon.com under the “Governance” section. The reference to our website address in this Proxy Statement does not include or incorporate by reference the information on our website into this Proxy Statement. We intend to disclose future amendments to our code of conduct, or waivers of these provisions, that are required to be disclosed under the rules of the SEC or NASDAQ on our website or in public filings.

Corporate Governance at Inovalon	2

PART 2 – BOARD OF DIRECTORS

Eight directors have been nominated for election at the 2019 Annual Meeting to hold office until the 2020 Annual Meeting. Information about their professional backgrounds, qualifications, and other board memberships follows.

Director Nominations and Qualifications

Director Selection Process
The Nominating and Corporate Governance Committee is responsible for, among other things, the selection and recommendation to the Board of nominees for election as directors. In accordance with the Nominating and Corporate Governance Committee Charter, our Board Diversity Policy, and our Board of Directors Corporate Governance Charter, the Nominating and Corporate Governance Committee develops on an annual basis guidelines and criteria for the selection of candidates for directors of the Board.
The Nominating and Corporate Governance Committee considers whether a potential candidate for director has the time available, in light of other business and personal commitments, to perform the responsibilities required for effective service on the Board. Applying these criteria, the Nominating and Corporate Governance Committee considers candidates for Board membership suggested by its members and the Chairman of the Board and Chief Executive Officer as well as by stockholders. After completing the identification and evaluation process described above, the Nominating and Corporate Governance Committee recommends the nominees for directorship to the Board. Taking the Nominating and Corporate Governance Committee’s recommendation into consideration, the Board then approves the nominees for directorship for stockholders to consider and vote upon at the annual meeting of stockholders.
Board Membership Criteria
The Nominating and Corporate Governance Committee works with the Board to determine the appropriate characteristics, skills, and experience for the Board as a whole and its individual members, with the objective of having a Board with diverse backgrounds and experience in business, education, and public service. Characteristics expected of all directors include integrity, high personal and professional ethics, financial literacy, sound business judgment, mature confidence and personal accountability, high performance standards, and the ability and willingness to commit sufficient time to the Board.
In evaluating the suitability of individual Board members, our Board considers many factors, including general understanding of marketing, finance, and other disciplines relevant to the success of a publicly-traded company in today’s business environment; understanding of our business and technology; educational and professional background; personal accomplishment; and geographic, gender, age, and ethnic diversity. Our Board evaluates each individual in the context of the Board as a whole, with the objective of recommending a group that can best perpetuate the success of our business and represent stockholder interests through the exercise of sound judgment using its diversity of experience.
In addition, no person shall be nominated by the Board to serve as a director after he or she has passed his or her 75th birthday, unless the Nominating and Corporate Governance Committee has voted, on an annual basis, to waive or to continue to waive, the mandatory retirement age of such person as a director.
With respect to the current director nominees, the table below summarizes key qualifications, skills, or attributes most relevant to the decision to nominate him or her to serve on the Board. A mark indicates a specific area of focus or expertise on which the Board relies most. The lack of a mark does not mean the director nominee does not possess that qualification or skill. Each director nominee biography below describes these qualifications and relevant experience in more detail.

Board Of Directors	3

Experience, Expertise or Attribute	Dunleavy	Fletcher	Green	Hoffmann	Kohane	Pulido	Roberts	Teuber
Technology	●	●	●		●	●	●	●
Healthcare	●			●	●	●
Leadership	●	●	●	●	●	●	●	●
Government and Regulatory	●				●
Financial		●	●			●	●	●
Public Company Board Service and Governance		●	●			●	●	●
Sales and Marketing	●			●		●	●	●
Research and Academic	●			●	●
Geographic, Gender, Age, Ethnic or Other Diversity		●		●
Director Candidates Submitted by Stockholders
The Nominating and Corporate Governance Committee does not solicit director nominations but will consider stockholder recommendations sent to the Chair of the Nominating and Corporate Governance Committee c/o Inovalon Holdings, Inc., 4321 Collington Road, Bowie, Maryland 20716. Any such recommendation must include the candidate’s name, home and business contact information, detailed biographical data and qualifications, and an explanation of the reasons why the stockholder believes this candidate is qualified for service on the Board. The stockholder must also provide such other information about the candidate that would be required by SEC rules to be included in a proxy statement. In addition, the stockholder must include the consent of the candidate and describe any arrangements or undertakings between the stockholder and the candidate regarding the nomination. The stockholder must also submit proof of the stockholder’s holding of Company stock.
Recommendations by stockholders that are made in this manner will be evaluated in the same manner as other candidates.
Stockholders wishing to nominate directors directly for election to the Board must follow the procedures described in Article I, Section 1 of our bylaws, including (among other requirements) the giving of written notice of the nomination to our Secretary no earlier than 120 days and no later than 90 days prior to the first anniversary of the date of the previous year’s annual meeting of stockholders. The stockholder’s notice must set forth as to each nominee all information relating to the person that would be required to be disclosed in a solicitation of proxies for election of directors pursuant to Regulation 14A under the Exchange Act if the candidate had been nominated by or on behalf of the Board.

Board Of Directors	4

Our Director Nominees

Keith R. Dunleavy, M.D. Age 49 Director since 2006 Inovalon Committees • Security and Compliance	Other Public Company Directorships • None
Dr. Dunleavy has served as our Chief Executive Officer since his organization of our predecessor companies in 1998, as Chairman of the Board since the creation of the Board in 2006, and as President from our foundation until May of 2014. Dr. Dunleavy is responsible for the overall execution of our business plan, strategic relationships, and the identification and realization of our product strategy and vision. During his tenure building Inovalon, Dr. Dunleavy has worked extensively with a wide array and number of healthcare organizations, regulatory and oversight bodies, and technology companies examining the growing role of data within healthcare, and its ability to drive meaningful insight and improvement for its constituents. Dr. Dunleavy serves as a Director on the Dartmouth Medical School Board of Overseers, has authored or co‑authored a number of scientific journal articles, abstracts, and proprietary research papers, and has presented his work and materials at multiple national and international conferences. Dr. Dunleavy received a Bachelor’s degree in Biology modified with Engineering with High Honors from Dartmouth College, where his studies and work focused upon the neurosciences, computer sciences and engineering, and his honors thesis focused on the computer simulation of artificial human cerebellar functional units. He earned his doctorate in medicine from Harvard Medical School, completed his medical residency at The Johns Hopkins Hospital in Baltimore, Maryland, and practiced and was Board Certified in Internal Medicine.
We believe that Dr. Dunleavy’s knowledge of Inovalon and its business and his extensive experience in the technology and healthcare industries uniquely qualifies him to serve as the Chairman of the Board.

Denise K. Fletcher Age 70 Director since 2012 Inovalon Committees • Audit • Compensation • Nominating and Corporate Governance • Security and Compliance	Other Public Company Directorships • Unisys
Ms. Fletcher has served as a director of Inovalon since 2012. Ms. Fletcher is a former Executive Vice President, Finance of Vulcan Inc., an investment and project company organized by Microsoft co-founder Paul Allen, a position she held from 2005 to 2008. From 2004 to 2005, she served as Chief Financial Officer of DaVita, Inc., a provider of dialysis services in the United States. From 2000 to 2003, she was Executive Vice President and Chief Financial Officer of MasterCard International, an international payment solutions company. Before joining MasterCard, she served as Chief Financial Officer of Bowne Inc., a global document management and information services provider. Ms. Fletcher is a director of Unisys, a worldwide information technology company, a member of the supervisory board of Mazars Group, an international organization that specializes in audit, accounting, tax, legal, and advisory services, and a director of Enterra Holdings, Ltd., which through its subsidiary, Golder Associates, provides global ground engineering and environmental services. During 2004 and 2005, she served as a director of Sempra Energy and of Orbitz, Inc.
We believe Ms. Fletcher's significant achievements as a senior corporate financial and operating officer with a wide range of industry experiences, coupled with her service as a director for other public companies, qualifies her to serve as one of our directors and the chairperson of our Audit Committee. Ms. Fletcher graduated Phi Beta Kappa from Wellesley College and received her master's degree from Harvard University.

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William D. Green Age 65 Director since 2016 Inovalon Committees • Compensation • Nominating and Corporate Governance • Security and Compliance	Other Public Company Directorships • Dell Technologies, Inc. • S&P Global, Inc. • Pivotal Software, Inc. • GTY Technology Holdings, Inc.
Mr. Green has served as a director of Inovalon since 2016. Mr. Green was previously a member of the board of directors of EMC Corporation from 2013 until September 2016, when EMC Corporation was acquired by Dell Technologies, Inc. Prior to joining the board of directors of EMC Corporation, Mr. Green served as the Chairman of the Board of Accenture plc, a global management consulting, technology services, and outsourcing company. Mr. Green joined Accenture plc in 1977 and became a partner in 1986, after which he went on to serve in multiple roles including chief operating officer and the chief executive of the resource operating group, and ultimately went on to serve as the company’s Chief Executive Officer from September 2004 through December 2010, and Chairman of the Board from 2006 to 2013.
Mr. Green is a member of the board of directors of Dell Technologies, Inc., Pivotal Software, Inc., S&P Global, Inc., and GTY Technology Holdings, Inc. Mr. Green holds an MBA degree and an Honorary Doctor of Laws from Babson College. He attended Dean College, where he is a member of the college’s Board of Trustees.
We believe that Mr. Green’s significant leadership, management and operating expertise; his understanding of the information technology industry, large-scale system outsourcing implementations and global organizational growth; his insight into the cloud computing technology marketplace; and his experience providing strategic direction to a large public technology company, qualify Mr. Green to serve as one of our directors.

André S. Hoffmann Age 60 Director since 2008 Inovalon Committees • None	Other Public Company Directorships • None
Mr. Hoffmann has served as a director of Inovalon since 2008. Since 2006, Mr. Hoffmann has served as the Vice Chairman of the Board of Roche Holding, Ltd., one of the world’s largest diversified healthcare companies focused on medical diagnostics and treatments, and has served as a board member since 1996. Mr. Hoffmann served as Non-Executive Vice Chairman of Givaudan SA, the world’s leading flavor and fragrance company, from 2008 to 2016, and as a non-executive member of the Board from 2000 to 2016. Since 1999, Mr. Hoffmann has also served as the Chairman and owner of Massellaz S.A., a research and advisory company, and, from 2005 to 2013, served as the Chairman and owner of Nemadi Advisors Ltd., a private equity advisory company. Mr. Hoffmann also serves as a director for Genentech Inc., one of the world’s largest biotechnology companies and a subsidiary of Roche, and Amazentis SA, a private therapeutics and diagnostics company.
We believe that Mr. Hoffmann’s experience as the Vice Chairman of one of the world’s largest diversified healthcare companies and his significant industry expertise qualify him to serve as one of our directors. Mr. Hoffmann studied economics at the University of St. Gallen and holds a Master of Business Administration from INSEAD.

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Isaac (Zak) S. Kohane, M.D., Ph.D. Age 58 Director since 2019 Inovalon Committees • None	Other Public Company Directorships • None
Dr. Kohane has served as a director of Inovalon since January 2019. Dr. Kohane is the inaugural Chair of the Department of Biomedical Informatics and the Marion V. Nelson Professor of Biomedical Informatics at Harvard Medical School, a position he has held since 2015. He served as co-author of the Institute of Medicine Report on Precision Medicine that has been the template for national efforts. He is an industry leader in the development and application of computational techniques to address disease at multiple scales, from whole healthcare systems as “living laboratories” to functional genomics. Dr. Kohane leads the Informatics for Integrating Biology and the Bedside (i2b2) project, a National Institute of Health (NIH)-funded National Center for Biomedical Computing (NCBC) initiative based in Boston, which is currently deployed internationally to more than 120 major academic health centers. Dr. Kohane also currently leads several NIH-funded projects including a Center of Excellence in Big Data to Knowledge.
Dr. Kohane received his International Baccalaureate from the International School of Geneva. He received a Bachelor of Science in Biology with a concentration in computer science with honors from Brown University, undertook pre-clinical studies at Boston University School of Medicine and undertook his doctoral work at Boston University in the Clinical Decision Making Group of Massachusetts Institute of Technology lab for Computer Science. He received his medical degree and doctorate from Boston University. Dr. Kohane performed his postdoctoral training at Children’s Hospital in Boston, MA. He holds or has held academic appointments at Harvard Medical School, Children’s Hospital Boston, the Dana-Farber Cancer Institute in Boston, and the Brigham and Women’s Hospital in Boston.

We believe Dr. Kohane's industry-leading vision and experience in the field of healthcare big data, machine learning, artificial intelligence, and computer-assisted medical decision making qualifies him to serve as one of our directors.

Mark A. Pulido Age 66 Director since 2018 Inovalon Committees • None	Other Public Company Directorships • None

Mr. Pulido has served as a director of Inovalon since April 2018. Prior to joining Inovalon's Board, Mr. Pulido served on the Board, from 2011, as Chairman of the Board, from 2014, and as CEO, from 2015, of ABILITY Network, a national leader in cloud-based solutions for the healthcare provider marketplace until Inovalon's acquisition of ABILITY Network in April 2018.
Prior to his role at ABILITY, Mr. Pulido focused on private equity and investing initiatives as an industry executive at Freeman Spogli & Company from 2004 to 2011. From 2000 to 2002, he served as the Chairman of BenefitPoint, Inc., a venture capital-backed employee benefits technology company, where he also served as its President and Chief Executive Officer. Prior to that, Mr. Pulido served as President and CEO of McKesson Corporation, a Fortune 15 healthcare services and information technology company, from 1996 to 1999; President and Chief Executive Officer of Novartis Pharmaceuticals Corporation, USA (formerly Sandoz), a research-based pharmaceutical manufacturer, from 1990 to 1996; and Chairman, President and CEO of Red Line Healthcare Corporation, a specialty long-term care distribution and medical billing company, from 1994 to 1996. Mr. Pulido also previously served as Chairman of the Board of Directors of Quidel Corporation, a manufacturer of diagnostic testing solutions and as a board member of several healthcare and technology companies, including Sunrise Medical Inc., a medical equipment manufacturer; Smile Brands Group, a dental practice management company; Charles Schwab Corporation, a financial services company; and Imation Corporation, a technology company.
Mr. Pulido holds a Bachelor of Science degree in Pharmacy from the University of Arizona, College of Pharmacy, and a Masters of Science degree in Pharmacy Administration from the University of Minnesota. He was a National Trustee of Boys & Girls

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Clubs of America and is past President of the Board of Trustees, The Bishop’s School, La Jolla, CA, a leading independent school.
We believe Mr. Pulido's more than three decades of leadership experience and nationally recognized expertise in healthcare qualify him to serve as one of our directors.

Lee D. Roberts Age 66 Director since 2012 Inovalon Committees • Audit • Compensation	Other Public Company Directorships • QAD, Inc. • Unisys
Mr. Roberts has served as a director of Inovalon since 2012. Since 2008, Mr. Roberts has served as President and Chief Executive Officer of Bluewater Consulting, an information technology management consulting company. From 2006 to 2008, Mr. Roberts was the Vice President and General Manager, IBM Document & Content Management for IBM Corporation. In 2006, IBM acquired FileNET Corporation, where Mr. Roberts had served as President and Chief Executive Officer from 1997 through 1999, and as Chairman and Chief Executive Officer from 2000 until its acquisition in 2006. Mr. Roberts currently serves on the boards of QAD, Inc., a publicly‑traded provider of enterprise resource planning and supply chain software, and Unisys, a worldwide information technology company. Mr. Roberts has also served on the boards of a number of other public and private companies, including, most recently, Varolii Corporation, a privately‑held provider of on‑demand communications software services.
We believe Mr. Roberts’ decades of leadership experience with technology companies and deep understanding of information technology, technology trends and customer requirements qualify him to serve as one of our directors. Mr. Roberts earned Bachelor’s degrees in Economics, Biology, and Chemistry at California State University, San Bernardino and his MBA degree with honors at the University of California, Riverside. He completed IBM’s Executive International Management Program in Belgium and Executive Management Development programs at Harvard University.

William J. Teuber, Jr. Age 67 Director since 2013 Inovalon Committees • Audit • Compensation • Nominating and Corporate Governance • Security and Compliance	Other Public Company Directorships • Popular, Inc. • CRH public limited company
Mr. Teuber has served as a director of Inovalon since 2013. Mr. Teuber is the former Vice Chairman of EMC Corporation, where he held the role from May 2006 until September 2016, when EMC Corporation was acquired by Dell Technologies, Inc. As Vice Chairman of EMC Corporation, Mr. Teuber focused on strategy and business development in emerging markets, assisted with government relations and worked closely with the Board of Directors. From 2006 to 2012, he oversaw EMC Corporation’s global sales and distribution organization, responsible for driving EMC Corporation’s growth and market leadership worldwide. Before that, he was EMC Corporation’s Chief Financial Officer from 1996 to 2006, responsible for the global financial operations of EMC Corporation’s consolidated business worldwide, including financial planning and reporting, balance sheet management, foreign exchange, audit, tax, treasury, investment banking, governance and investor relations programs. Prior to joining EMC Corporation, Mr. Teuber was a partner in the Audit and Financial Advisory Services practice of Coopers & Lybrand LLP from 1998 to 1995.
Mr. Teuber is a member of the board of directors of CRH, a global diversified building materials group based in Ireland. Mr. Teuber is also a member of the board of directors of Popular Inc., a diversified financial services company based in Puerto Rico

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that includes Banco Popular as a holding, where he serves as Lead Independent Director. He currently serves as a Senior Operating Principal at Bridge Growth Partners, a private equity firm based in New York.
We believe that Mr. Teuber’s significant financial and accounting expertise, his extensive insight into the global big data and cloud computing technology marketplace, and his experience providing strategic direction to a large public technology company qualify Mr. Teuber to serve as one of our directors. Mr. Teuber holds an MBA degree from Babson College, a Master of Science in Taxation from Bentley College, and a Bachelor’s degree from the College of the Holy Cross.
Meetings and Meeting Attendance

During 2018, the Board met six times, our Audit Committee met eight times, our Compensation Committee met four times, our Nominating and Corporate Governance Committee met three times, and our Security and Compliance Committee met four times. Other than Mr. Hoffmann, all of our directors attended 75% or more of the aggregate of all Board meetings and meetings of the committees on which he or she served during the last fiscal year during the period in which he or she served as a director. Directors are expected to attend our annual meeting of stockholders.

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Board Committees

The Board has established four standing committees: an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee, and a Security and Compliance Committee. Each of these committees has the composition and responsibilities described below. Members serve on these committees until their resignations or until otherwise determined by the Board.

Committees of the Board

Name	Audit	Compensation	Nominating and Corporate Governance	Security and Compliance
Keith R. Dunleavy, M.D.				Member
Denise K. Fletcher	Chair	Member	Member	Member
William D. Green		Member	Chair	Member
André S. Hoffmann
Isaac S. Kohane, M.D., Ph.D.(1)
Mark A. Pulido(2)
Lee D. Roberts	Member	Chair
William J. Teuber, Jr.	Member	Member	Member	Chair

(1)
Dr. Kohane was appointed to the Board on January 1, 2019. It is contemplated that Dr. Kohane may serve on certain committees of the Company's Board, but no such committee appointments have been made at this time.

(2)
Mr. Pulido was appointed to the Board on April 2, 2018. It is contemplated that Mr. Pulido may serve on certain committees of the Company’s Board, but no such committee appointments have been made at this time.

Below is a description of each standing committee. Each committee has authority to engage legal counsel or other advisors or consultants as it deems appropriate to carry out its responsibilities.
Audit Committee
The composition of our Audit Committee meets the requirements for independence under the current NASDAQ and SEC rules and regulations. Each member of our Audit Committee can read and understand fundamental financial statements in accordance with applicable requirements. In addition, the Board has determined that Ms. Fletcher, Mr. Teuber, and Mr. Roberts are “audit committee financial experts” as defined in Item 407(d)(5)(ii) of Regulation S‑K promulgated under the Securities Act. This designation does not impose on them any duties, obligations, or liabilities that are greater than are generally imposed on members of our Audit Committee and the Board. Our Audit Committee is responsible for, among other things, oversight related to:

•	our accounting and financial reporting processes;

•	the integrity of our financial statements;

•	our policies and procedures to fulfill our responsibilities regarding the fair and accurate presentation of our financial statements;

•	the audit of our financial statements;

•	major issues regarding accounting principles and financial statement presentations;

•	our independent registered public accounting firm’s performance and qualifications; and

•	the review of all related party transactions for potential conflict of interest situations on an ongoing basis and the approval of all such transactions.

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The Audit Committee is also responsible for the appointment, compensation, retention, and oversight of the work of any accounting firm engaged (including resolution of disagreements between management and such firm regarding financial reporting) for the purpose of performing audit, review, or attestation services for the Company; for the review with our independent registered public accounting firm of any audit problems or difficulties and management’s response; and for assisting the Board in its oversight of our compliance with legal and regulatory requirements. Finally, the Audit Committee prepares the Audit Committee report required by SEC regulations to be included in our annual proxy statement.
Compensation Committee
The composition of our Compensation Committee meets the requirements of independence under NASDAQ Marketplace Rule 5605(a)(2). Each member of this committee is an outside director, as defined pursuant to Section 162(m) of the Code. Our Compensation Committee is responsible for, among other things:

•
approving and recommending to the Board for review and approval by a majority of the independent directors, the annual compensation of the CEO and other officers, including salary, bonus, equity compensation awards and other benefits, based on the evaluation of the performance of the CEO and other officers;

•
determining the objectives of our officer compensation programs, identifying what the programs are designed to reward, and modifying (or recommending that the Board modify) the programs as necessary, consistent with such objectives and intended rewards;

•	ensuring appropriate corporate performance objectives regarding compensation of our officers are set and determining the extent to which they are achieved and any related compensation earned;

•	administering our incentive‑compensation plans and equity‑based plans as in effect and as adopted from time to time by the Board;

•	preparing a Compensation Committee report on executive compensation to be included in our annual proxy statement; and

•
reviewing, approving, or recommending to the Board for approval any new equity compensation plan or any material change to an existing plan and conducting any valuations required under an equity compensation plan.

Nominating and Corporate Governance Committee
The composition of our Nominating and Corporate Governance Committee meets the requirements of independence under Nasdaq Marketplace Rule 5605(a)(2). Our Nominating and Corporate Governance Committee is responsible for, among other things:

•	identifying and recommending candidates for membership on the Board;

•	reviewing and recommending our corporate governance guidelines and policies;

•	reviewing proposed waivers of the code of conduct for directors and executive officers;

•	overseeing the process of evaluating the performance of the Board; and

•	assisting the Board on corporate governance matters.
Security and Compliance Committee
Our Security and Compliance Committee is directly responsible for, among other things, oversight related to:

•	our compliance with law, rules and regulations, including the health insurance portability and accountability act (“HIPAA”);

•	our privacy and security programs, including:

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◦	the security and protection of protected health information (“PHI”);

◦	physical security of our properties, including our datacenters; and

◦	security of platform, network and big data systems and software;

•	the periodic review and assessment of the adequacy and functionality of our privacy and security programs;

•	ensuring that our privacy and security programs are aligned with our and our clients’ business objectives and goals;

•	our disaster recovery and business continuity plans; and

•	in conjunction with the Board and our Chief Executive Officer, the roles and responsibilities of our Chief Product Officer, Chief Security Officer, Chief Compliance Officer, and Chief Privacy Officer.
Communicating with the Board
The Board provides a process for stockholders and all other interested parties to send communications to the Board. Any stockholder and all other interested parties who wish to communicate with the Board or any specific director, including the Chairman, may write to:
Inovalon Holdings, Inc.
Attention: Board of Directors
c/o Corporate Secretary
4321 Collington Road
Bowie, Maryland 20716

Concerns relating to accounting, internal controls or auditing matters are immediately brought to the attention of the Audit Committee and handled in accordance with procedures established by the Audit Committee with respect to such matters. Instructions for making a report are also available at http://investors.inovalon.com.
Director Compensation

Fiscal Year 2018 Director Compensation
This table describes the cash and equity portions of the annual retainer paid to each non‑employee director in fiscal year 2018. Dr. Dunleavy, who is our Chief Executive Officer, receives no compensation for his service as a director. The compensation received by Dr. Dunleavy as an employee is described in Part 5 – “Named Executive Officer Compensation – Summary Compensation Table.” Dr. Kohane was appointed to our Board of Directors in January 2019. As such, he did not receive any compensation in 2018 and is not included in the table below.

Name	Fees Earned or paid in cash(1) ($)	Equity awards(2) ($)	Total ($)
Denise K. Fletcher(3)	75,000	175,008	250,008
William D. Green(4)	75,000	175,008	250,008
André S. Hoffmann(5)	75,000	175,008	250,008
Mark Pulido(6)	56,250	175,008	231,258
Lee D. Roberts(7)	75,000	175,008	250,008
William J. Teuber, Jr.(8)	75,000	175,008	250,008

(1)	Represents retainer for service as a director, which is paid in quarterly installments of $18,750.

(2)
The valuation of equity awards is based on the grant date fair value computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“FASB ASC Topic 718”). The assumptions used to calculate the fair value of equity awards are set forth in the section entitled “Critical Accounting Policies” under Item 7 and Note 2 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2018. During 2018, each non-employee director was eligible to receive an equity award that had a value of approximately $175,000, calculated by dividing $175,000 by the closing price per share of our Class A common stock on the date of the grant. Accordingly, on June 7, 2018, the Company granted each non-employee director 16,909 restricted stock units (“RSUs”) pursuant to the Company’s 2015 Omnibus Incentive Plan.

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The number of such RSUs was calculated by dividing $175,000 by the closing price per share of our Class A common stock on the date of the grant, which equaled $10.35 per share, for an aggregate grant date fair value of $175,008. The RSUs granted to the non-employee directors fully vest upon the one-year anniversary of the grant date, subject to continued service as a director through the vesting date. Upon vesting, the Company will deliver shares of the Company’s Class A common stock to the director unless a deferral election has been timely made.
(3) As of December 31, 2018, Ms. Fletcher held a stock option to purchase 14,745 shares of our Class B common stock and 16,909 RSUs.
(4) As of December 31, 2018, Mr. Green held 16,909 RSUs.
(5) As of December 31, 2018, Mr. Hoffmann held a stock option to purchase 14,745 shares of our Class B common stock and 16,909 RSUs. Approximately $11,250 of Mr. Hoffmann's cash compensation was withheld to satisfy tax laws related to Mr. Hoffmann's status as a resident of Switzerland.

(6)	As of December 31, 2018, Mr. Pulido held 16,909 RSUs. Mr. Pulido was appointed to the Board on April 2, 2018.

(7)	As of December 31, 2018, Mr. Roberts held 16,909 RSUs.

(8)	As of December 31, 2018, Mr. Teuber held a stock option to purchase 14,745 shares of our Class B common stock and 16,909 RSUs.

Based upon and following receipt of the advice of Pearl Meyer & Partners (“Pearl Meyer”), in November 2017, the Compensation Committee recommended to the Board, and the Board considered and adopted, certain changes to the compensation payable to our Board. Specifically, following the Compensation Committee’s review of comparables and metrics in third party studies and reports, and the recommendations of Pearl Meyer, the Compensation Committee recommended to the Board, and the Board considered and approved, an increase in the annual cash retainer for each non-employee director from $60,000 to $75,000, effective January 1, 2018, and an increase in the annual award payable in equity for each non-employee director from $125,000 to $175,000, effective April 1, 2018.

As such, each non‑employee director receives an annual cash retainer of $75,000, an annual award of $175,000 payable in equity, and reimbursement for his or her reasonable out‑of‑pocket expenses incurred in attending meetings of the Board and its committees. Directors are also entitled to the protection provided by their indemnification agreements and the indemnification provisions in our certificate of incorporation and bylaws. The annual award of $175,000 payable in equity is granted in the form of RSUs, which fully vest on the first anniversary of the grant date, subject to continued service as a director through the vesting date. Directors are permitted to elect to defer delivery of their vested RSUs.
On January 1, 2019, the Board adopted an amendment (the “Amendment”) to the Company’s Second Amended and Restated Bylaws (the “Bylaws”), effective on that date, to add a new Section 5 to Article II of the Bylaws allowing the Board, by affirmative vote of a majority of the directors, to grant a leave of absence to a director for a specified period of time that shall not exceed one year, unless the leave of absence is renewed from time-to-time by the affirmative vote of a majority of the Board. The Amendment gives the Compensation Committee of the Board discretion to determine appropriate adjustments to compensation and stock awards with respect to any director granted a leave of absence. On January 1, 2019, the Board granted a leave of absence to Mr. Hoffmann from his duties as a director, effective as of such date for one year, as may be extended or shortened at Mr. Hoffmann’s request and the Board’s approval, pursuant to the Amendment (the “Sabbatical”).  Mr. Hoffmann requested the Sabbatical for personal reasons.  In February 2019, the Compensation Committee approved a 50% reduction of Mr. Hoffmann's director compensation for the year ending December 31, 2019, including his annual cash retainer and equity award, to reflect the Sabbatical.

Director Stock Ownership Guidelines – The Board has adopted stock ownership guidelines for the non-employee directors. Each non-employee director is required, within the later of (i) five years from his or her initial election or appointment to the Board or (ii) March 21, 2021, which is five years from the effective date of the stock ownership guidelines, to own an amount of the Company’s Class A common stock (or shares convertible into Class A common stock including the Company’s Class B common stock) having an aggregate value equal to at least five times the annual cash retainer component of the non-employee director’s compensation. Time-vested restricted stock and time-vested restricted stock units will be included when determining an individual’s stock ownership. Time-vested but unexercised stock options that are in-the-money will also be included when determining an individual’s stock ownership to the extent of their intrinsic value (i.e., the difference between the strike price and the current market price of the Company’s Class A common stock, multiplied by the number of vested stock options). Unvested restricted stock or restricted stock units, unvested options, and vested but unexercised options that are not in-the-money will not be counted toward meeting the stock ownership guidelines. Currently, we believe that all non-employee directors are on track to meet or have met the stock ownership guidelines within the required time periods.

Certain Relationships and Related Transactions

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In addition to the executive officer and director compensation arrangements discussed elsewhere in this Proxy Statement, since January 1, 2018, there have not been any transactions to which we have been a participant, in which the amount involved in the transaction exceeds or will exceed $120,000 and in which any of our directors, executive officers, or holders of more than 5% of our capital stock, or any immediate family member of, or person sharing the household with, any of these individuals, had or will have a direct or indirect material interest.

Stockholders’ Agreement
We are a party to the Second Amended and Restated Stockholders Rights Agreement, dated September 15, 2014 (“Stockholders’ Agreement”), with the existing holders of our Class B common stock, including Keith R. Dunleavy, M.D., our CEO and Chairman, André S. Hoffmann, a member of the Board, Denise K. Fletcher, a member of the Board, and William J. Teuber, a member of the Board. In addition, any of our executive officers or directors who exercise options to purchase our Class B common stock will become a party to the Stockholders’ Agreement at such time. These stockholders are entitled to rights with respect to the registration of their shares for resale.
Indemnification Agreements
We have entered into indemnification agreements with each of our directors and executive officers. The indemnification agreements and our bylaws require us to indemnify our directors to the fullest extent not prohibited by Delaware law. Subject to certain limitations, our restated bylaws also require us to advance expenses incurred by our directors and officers.
Shareholders Voting Agreement
We were a party to the Shareholders Voting Agreement, dated September 15, 2008 (the “Shareholders Voting Agreement”), with the holders of a majority of our Class B common stock, including Keith R. Dunleavy, M.D., our CEO and Chairman, and André S. Hoffmann, a member of the Board, or entities controlled by them. Under the Shareholders Voting Agreement, the parties agreed to vote all shares of our voting capital stock, then owned and subsequently acquired by them, to elect André S. Hoffmann (or another individual mutually agreed upon by the parties) to the Board. Unless otherwise agreed by the holders of a majority of the shares subject to the agreement, the Shareholders Voting Agreement was to terminate on the earliest to occur of the following: (i) as to Mr. Hoffmann, at such time as he owns less than 10% of our outstanding capital on a fully diluted basis; (ii) as to the other parties to the agreement, at such time as they own, in the aggregate, less than 50% of our outstanding capital stock on a fully diluted basis; and (iii) September 15, 2018. As such, the Shareholders Voting Agreement terminated on September 15, 2018 and it is no longer in effect.
Equity Grants to Executive Officers and Directors
We have granted equity awards to our executive officers and directors, as more fully described in the sections of this Proxy Statement entitled “Named Executive Officer Compensation” and “Director Compensation,” respectively.
Review, Approval, or Ratification of Transactions with Related Parties
Our policy and the charters of our Audit Committee and our Nominating and Corporate Governance Committee require that any transaction with a related party that must be reported under applicable rules of the SEC (other than compensation‑related matters) must be reviewed and approved or ratified by the Audit Committee, unless the related party is, or is associated with, a member of that committee, in which event the transaction must be reviewed and approved by the Nominating and Corporate Governance Committee.

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PART 3 – EXECUTIVE OFFICERS
Backgrounds

The following table provides information regarding our executive officers.

Name	Age	Position
Keith R. Dunleavy, M.D.	49	Chief Executive Officer and Chairman of the Board
Robert A. Wychulis	64	President
Jonathan R. Boldt, C.P.A.	34	Chief Financial Officer
John M. Burgin	45	Chief Product Officer
Jason B. Capitel	47	Chief Operating Officer
Peter De Bock	56	Chief Administrative Officer
Set forth below is a description of the background of our executive officers, except Dr. Dunleavy. Dr. Dunleavy’s background is described above under Part 2 – “Board of Directors – Our Director Nominees.”
Robert A. Wychulis, President
Mr. Wychulis has served as our President since May 2014. In this role, Mr. Wychulis is responsible for the oversight of each of the business segment subsidiaries, the product groups of the Company, and the related support of industry insight, client engagement, and strategic relationships.
Prior to joining Inovalon, from 2008 to May 2014, Mr. Wychulis served as the President of the WellPoint New York government program health plan, HealthPlus, an Amerigroup company, where he was responsible for the management of the company’s product portfolio within the New York region. Prior to joining WellPoint/Amerigroup, from 2003 to 2008, Mr. Wychulis served as President and CEO of the Florida Association of Health Plans, where he grew the association from eight to 26 plans in four years. From 1995 to 2002, Mr. Wychulis served as President and CEO of HealthPlan Southeast, a North Florida managed care company comprised of state employee, commercial and Medicaid/CHP contracts.

Mr. Wychulis received his Bachelor of Political Science degree from the City College of New York and his Masters of Health Administration and Planning from the Wagner School of Public Administration at New York University.

Jonathan R. Boldt, C.P.A., Chief Financial Officer
Mr. Boldt has served as our Chief Financial Officer since January 14, 2019. Mr. Boldt previously served as the Company’s interim Chief Financial Officer and Vice President of Finance for corporate financial planning and analysis since March 16, 2018. As Chief Financial Officer, Mr. Boldt is responsible for the management, planning, implementation and execution of all financial activities, forecasting, reporting, audit, treasury, tax, and related compliance obligations of the Company.

Since joining the Company in 2012, Mr. Boldt has served in numerous expanding financial positions playing integral roles in the Company’s Initial Public Offering in 2015, and the acquisitions of Avalere Health, Inc. in 2015, Creehan Holding Co., Inc. in 2016, and ABILITY Network Inc. and its associated term loan financing facility in 2018. Prior to joining the Company in 2012, Mr. Boldt served in a number of escalating roles at Deloitte & Touche, LLP, ultimately holding the position of attestation manager for public and private, domestic and international clients in information technology, government contracting, professional services, and manufacturing industries at various growth stages and scale ranging from $200 million to $20 billion in annual revenue.

Mr. Boldt graduated magna cum laude from Loyola University in Maryland with a Bachelor's degree in accounting and a masters of business administration degree with an information technologies concentration. He serves on the Loyola University of Maryland Sellinger School of Business Joint Advisory Board. Mr. Boldt is an active certified public accountant in the State of Maryland, a status which he has held since 2008.

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John M. Burgin, Chief Product Officer

Mr. Burgin has served as our Chief Product Officer since 2017, where he is responsible for the comprehensive elements of products and solutions, including software engineering, design, development and delivery. In this role, Mr. Burgin is responsible for the Company’s software design, development, maintenance, operations, and support and for the implementation of strategy, planning, design, maintenance and performance of Inovalon’s comprehensive solution suite powered by the Inovalon ONE® Platform, an integrated cloud-based platform of nearly 100 individual proprietary technology toolsets that are able to be rapidly configured to empower large-scale, data-driven and value-based healthcare initiatives.

Since joining Inovalon in 2010, Mr. Burgin has served in various leadership positions, including most recently as the Company’s Executive Vice President and General Manager of Products and Services. In this role, Mr. Burgin’s responsibilities expanded over several years to include responsibility over all developed Products, as well as oversight for the Technology organization. He has led multiple successful product developments, implementations, and expansions across such solutions as the Company’s clinical quality outcomes assessment and improvement suite, risk score accuracy suite, value-based provider platform, and cloud-based big data compute engine, QSI-XL™.

For more than 20 years, Mr. Burgin has leveraged his knowledge and insight across multiple global industries and businesses to drive meaningful positive business value. Prior to joining Inovalon, Mr. Burgin held numerous leadership roles at Accenture, a global management consulting firm, where he led technology and product services for energy, retail, utility, nuclear-power-generation, and mining clients and businesses. During his tenure at Accenture, Mr. Burgin directed elements of long-term, multi-year application and infrastructure outsourcing contracts, which yielded higher productivity and cost-saving value to clients and shareholders, while adding competitive differentiation.

Mr. Burgin received his Bachelor’s degree in information systems and decision sciences from Louisiana State University in Baton Rouge, Louisiana.
Jason B. Capitel, Chief Operating Officer
Mr. Capitel has served as the Company's Chief Operating Officer since April 2018. Mr. Capitel was most recently the Company's Chief Revenue Officer, a position he held since January 2018. As Chief Operating Officer, Mr. Capitel is responsible for the full span of the client experience and client-facing operations, from sales and marketing, and solution fulfillment, to all aspects of client services and support. As such, he is responsible for identification, planning, implementation and execution of all sales and marketing for the Company and its affiliates, inclusive of sales, go-to-market strategies, channel relationships, strategic partnerships and alliances; all service and solution delivery and related operations for clients; and the support and achievement of client services and success.

Prior to joining Inovalon, Mr. Capitel served as the Chief Revenue Officer for SecureWorks, a global leader in the MSSP space and division of Dell Technologies, from January 2017 to October 2017.  Prior to this role, Mr. Capitel served in expanding sales and operations roles at EMC Corporation, a global leader in enabling business and service providers to transform their operations and deliver IT as a service, from 2003 through 2017, culminating in his serving as Chief Revenue Officer for EMC's Enterprise Content Division, where he was responsible for all global go-to-market and revenue generating activities. Prior to this, Mr. Capitel served as Chief Operating Officer for EMC’s EMEA division overseeing the operations of many EMC business units and functions in EMEA, including its RSA security division, the Information Intelligence Group, inside sales, marketing, channel, service provider, and alliance teams. During his tenure, the EMEA was the fastest growing theater in the world for EMC, registering its first $1 billion quarter and $5 billion year. Prior to his service as COO of the EMEA division, Mr. Capitel served as Divisional Vice President of Alliances & Vertices for the Americas at EMC where he oversaw the achievement of $3 billion in revenue responsibility. Prior to this role, Mr. Capitel served in a number of additional expanding roles within EMC. Prior to EMC, Mr. Capitel served in various roles at Parametric Technology Corp, Inktomi Corp., and Imagetic.

Mr. Capitel received his Bachelor’s of Science Degree from Southern Illinois University.
Peter De Bock, Chief Administrative Officer

Mr. De Bock joined Inovalon on February 13, 2019 as the Company's Chief Administrative Officer. As Chief Administrative Officer, Mr. De Bock is responsible for the management, planning, implementation and execution of all administrative

Executive Officers	16

departments and responsibilities of the Company, including those of the departments of finance, human resources, legal, enterprise support, facilities, procurement, security, and other such departments and responsibilities.

Prior to joining the Company, Mr. De Bock most recently served as the Chief Financial Planning Officer for CA Technologies, Inc., one of the world’s largest software companies with $4.2 billion in annual revenue, 11,000 employees, and operations in 48 countries prior to its acquisition by Broadcom in 2018. In this role, Mr. De Bock led global financial planning and analysis, development of long term planning and budgeting processes, analysis of financial and strategic operational results, and a wide number of administrative and transformation initiatives. Prior to this role, Mr. De Bock served in multiple roles at CA Technologies including CFO of Latin America and CFO of Europe, Middle East, and Africa, where, in addition to his financial responsibilities, he drove a wide array of administrative, strategic, and operational initiatives regarding performance improvement, reporting transparency, and process efficiency. Prior to serving in a CFO position, Mr. De Bock held various ascending roles overseeing responsibilities at multiple individual country-levels and multi-country regional-levels. Mr. De Bock began working at CA Technologies, Inc. in 1990. Preceding to his tenure at CA Technologies, Mr. De Bock held various roles at European Mergers & Acquisitions Corp, the Estee Lauder Companies, and Ernst & Young.

Mr. De Bock graduated from the University of Antwerp, Belgium with a Bachelor of science degree in business administration and economics.
Election of Officers

Our executive officers are elected by, and serve at the discretion of, the Board. There are no family relationships among any of our directors or executive officers.

Executive Officers	17

PART 4 – COMPENSATION DISCUSSION AND ANALYSIS
Overview

Our Compensation Discussion and Analysis describes our executive compensation program and the decisions in fiscal year 2018 regarding the compensation for:

•	Keith R. Dunleavy, M.D., our Chief Executive Officer and Chairman of the Board;

•	Robert A. Wychulis, our President;

•	Jonathan R. Boldt, our Chief Financial Officer;

•	Jason B. Capitel, our Chief Operating Officer;

•	John M. Burgin, our Chief Product Officer;

•	June D. Duchesne, our former Chief Legal Officer and Corporate Secretary(1); and

•	Christopher E. Greiner, our former Chief Financial and Chief Operating Officer.(2)

(1)    Ms. Duchesne's employment as the Company's Chief Legal Officer and Corporate Secretary ended on September 11, 2018.
(2)    Mr. Greiner's employment as the Company's Chief Financial and Chief Operating Officer ended on March 16, 2018.

We refer to these executive officers collectively in this Compensation Discussion and Analysis and the accompanying compensation tables as the "Named Executive Officers" for 2018.
We believe our 2018 Named Executive Officer compensation demonstrates our commitment to aligning executive pay with Company performance as well as the longer-term goals of the Company. While our overall 2018 results did not meet our original financial goals and expectations, we believe that our Named Executive Officers, individually and collectively with their business units, drove and supported initiatives leading to several positive transformations for the Company believed to be key for performance improvements in 2019 and beyond. As such, reflecting the fact that our overall 2018 results only met some, but not all, of our original goals, yet positioned the Company for more positive forward performance, short-term cash bonus compensation awards for our Named Executive Officers were below available target opportunity levels in 2018, and we awarded a larger portion of compensation in the form of long-term equity. We believe such 2018 compensation reflects Company performance levels for 2018 in the short-term, with equity awards providing opportunities for our Named Executive Officers to benefit from future successes in our business through the appreciation of the value of their long-term equity awards, increasing the alignment of our Named Executive Officers’ interests and contributions with the long-term interests of our stockholders.
This Compensation Discussion and Analysis provides an overview of our executive compensation philosophy, the overall objectives of our executive compensation program, and each element of compensation that we provide. In addition, we explain how and why the Compensation Committee arrived at the specific compensation policies and decisions involving our Named Executive Officers during fiscal year 2018.
Advisory Votes on Compensation
At the 2018 Annual Meeting, we submitted a non-binding advisory proposal to our stockholders to vote to approve the compensation of the Named Executive Officers as disclosed in the proxy statement for the 2018 Annual Meeting.
Approximately 99% of the votes cast were cast in favor of the non-binding advisory vote to approve the compensation of the Named Executive Officers at the 2018 Annual Meeting. The Compensation Committee believes this indicates that our stockholders strongly support the philosophy, strategy, and objectives of our executive compensation programs. After considering this result and following our annual review of our executive compensation philosophy, the Compensation Committee decided to retain our overall approach to executive compensation. The Compensation Committee intends to continue to monitor stockholder concerns, including the results of the annual non-binding advisory votes to approve the compensation of the Named Executive Officers, in making future decisions affecting the compensation of the Named Executive Officers.

Compensation Discussion & Analysis	18

Executive Compensation Philosophy, Objectives and Design

Our compensation philosophy is to provide an executive compensation program that rewards our management team for meeting our long-term business strategy, while rewarding the individual contributions of the team members. Our executive compensation program is designed to achieve the following objectives:

•	attract, motivate and retain employees at the executive level who contribute to our long-term success;

•	provide compensation packages to our executives that are competitive, reward the achievement of our business objectives and effectively align their interests with those of our stockholders;

•
increase the incentive to achieve key strategic performance measures by linking incentive award opportunities to the achievement of performance objectives and by providing a portion of total compensation for executive officers in the form of ownership in the Company; and

•	promote teamwork while also recognizing the individual role each executive officer plays in our success.

Our executive compensation program design uses a mix of compensation elements including base salary, cash bonuses, long-term equity incentive awards, and benefits to attract and maintain key personnel. In 2018, long-term equity incentive compensation took the form of restricted stock awards (“RSAs”) and long-term equity incentive performance awards (“LTI Awards”).

In 2018, each of our Named Executive Officers (other than Dr. Dunleavy and Mr. Capitel, discussed below) was provided with a total target incentive compensation amount determined as a percentage of such Named Executive Officer’s base salary (“Total Target”) and based on individual and corporate performance and job level. Such Total Targets are comprised of the cash bonus opportunity, the RSA opportunity, and the LTI Award opportunity, each of which makes up a percentage of the Total Target. For Mr. Wychulis and Mr. Greiner, the Total Target opportunity was 375% of their base salary, comprised of 75% cash bonus opportunity, 150% RSA opportunity, and 150% LTI Award opportunity. For Mr. Boldt, the Total Target opportunity was 110% of his base salary, comprised of 35% cash bonus opportunity, 50% RSA opportunity, and 25% LTI Award opportunity. For Mr. Burgin, the Total Target opportunity was 300% of his base salary, comprised of 60% cash bonus opportunity, 120% RSA opportunity, and 120% LTI Award opportunity. For Ms. Duchesne, the Total Target opportunity was 225% of her base salary, comprised of 50% cash bonus opportunity, 75% RSA opportunity, and 100% LTI Award opportunity. For Mr. Capitel, his initial Total Target opportunity was $800,000, comprised of $400,000 in a cash bonus opportunity and $400,000 in an RSA opportunity, with the foregoing components predicated on the Company achieving certain revenue growth goals in 2018 (with availability for incrementally increased cash bonus and RSA opportunities in $250,000 increments if higher revenue growth goals year-over-year were achieved).

As set forth in the chart below, and discussed in greater detail in the section entitled “Executive Compensation Program Elements,” we believe that our Named Executive Officers’ compensation for fiscal year 2018 reflects individual achievement of goals, objectives and accomplishments of each Named Executive Officer in 2018 as well as overall Company financial performance.

Named Executive Officer	2018 Base Salary ($)	2018 Total Target Incentive Opportunity (% of Base Salary)	2018 Total Target Incentive Opportunity ($)	2018 Actual Total Target Incentive Payout (% of Base Salary)(3)	2018 Actual Total Target Incentive Payout ($)(3) (%)(4)
Keith R. Dunleavy, M.D.(1)	205,000	—	—	—	—	—
Robert A. Wychulis	485,000	375%	1,818,750	103%	500,000	27%
Jonathan R. Boldt(2)	240,000	110%	264,000	91%	218,571	83%
Jason B. Capitel(5)	400,000	200%	800,000	178%	710,000	89%
John M. Burgin	404,000	300%	1,212,000	75%	301,934	25%
June D. Duchesne(6)	350,000	225%	787,500	—	—	—
Christopher E. Greiner(7)	485,000	375%	1,818,750	—	—	—
_________________________________________________________________________________________________________________________________________________________________________________________________

(1)	Dr. Dunleavy is not eligible for any incentive compensation.

Compensation Discussion & Analysis	19

(2)
Mr. Boldt served as interim Chief Financial Officer from March 16, 2018 until his promotion to Chief Financial Officer on January 14, 2019. In connection with his promotion, Mr. Boldt’s Employment Agreement was amended to provide for an increase of his annual compensation by $85,000 to $325,000 per year, and he became eligible for an annual performance-based incentive bonus opportunity of up to 230% of his base salary in a combination of cash and equity in 2019.

(3)	Comprised of cash bonus, value of RSA and value of LTI Award received in March 2019 for performance in 2018, each as discussed in further detail below.

(4)	Represents percentage of achievement of Total Target incentive opportunity.

(5)
On April 19, 2018, Mr. Capitel was promoted from Chief Revenue Officer to Chief Operating Officer. In connection with his promotion, Mr. Capitel's Employment Agreement was amended to provide for an increase of his annual compensation by $50,000 to $450,000 per year. Mr. Capitel's Total Target Incentive Opportunity increased in $250,000 cash and equity bonus increments if higher revenue growth goals were achieved.

(6)
Ms. Duchesne’s employment as the Company’s Chief Legal Officer and Corporate Secretary ended on September 11, 2018. Ms. Duchesne did not receive any Total Target incentive compensation for performance in 2018.

(7)
Mr. Greiner's employment as the Company's Chief Financial Officer and Chief Operating Officer ended on March 16, 2018. Mr. Greiner did not receive any Total Target incentive compensation for performance in 2018.

Actual payouts of the Total Targets for each Named Executive Officer (other than Dr. Dunleavy, who is not eligible for incentive compensation) are recommended by the Chief Executive Officer, with consultation and approval by the Compensation Committee, and payment is dependent upon: (i) the Company’s performance (success, profitability, and other metrics) and funding of any bonus pools within the ranges approved by the Board; (ii) performance of the departments and personnel that the executive officer is responsible for supervising, in accordance with the budget, metrics and strategic objectives that may be established by the Board from time to time; and (iii) the executive officer’s individual performance. As with all executive compensation, determination of Total Target opportunity and actual payouts thereon are subject to modification by the Compensation Committee as determined appropriate each year in connection with the Compensation Committee’s duties to review executive compensation. Further, the Compensation Committee continuously looks at the overall compensation package and the relative amount of each element on an individual basis for each Named Executive Officer to determine whether such amounts and mix of components further the basic principles and objectives of our overall compensation program.
As noted above, a significant portion of the compensation opportunity for our Named Executive Officers is weighted towards equity (in the form of RSAs and LTI Awards), as opposed to fixed value compensation (in the form of cash bonuses). Our Compensation Committee believes that making equity awards a key component of executive compensation focuses our leadership team on the achievement of our long-term strategic and financial goals, thereby aligning their interests with those of our stockholders.
As noted in the chart above, in light of the Company's financial performance in 2018, all of our Named Executive Officers received less than 100% of their Total Target Incentive Opportunity.
We evaluate our compensation philosophy and compensation programs as circumstances require, and at a minimum, we review our executive compensation annually. As part of this review process, we apply our values and the objectives outlined above, while also considering whether our proposed compensation ensures that we remain competitive to attract and retain talent, that we meet our retention objectives, and that our cost of replacement for a key employee is reasonable.
Compensation Setting Process
The compensation of our Named Executive Officers is approved and recommended to the Board for approval annually by our Compensation Committee. Our Chief Executive Officer typically provides annual recommendations to the Compensation Committee and discusses with the Compensation Committee the compensation and performance of our executive officers, other than himself. Our Chief Executive Officer bases his recommendations in part upon his review of the performance of our executive officers. Our Compensation Committee may exercise its discretion in modifying any recommended compensation adjustments or awards to executives. Our Compensation Committee reviews the performance of our Chief Executive Officer and meets in executive session without him to evaluate his performance and determine his compensation. In addition, Compensation Committee meetings typically have included, for all or a portion of each meeting, not only the committee members and our Chief Executive Officer, but also our Chief Financial Officer and Chief Legal Officer.
Compensation Consultant
To support the Compensation Committee in fulfilling its duties, the Compensation Committee has retained an external compensation consultant to assist with its design and evaluation of compensation for our executive officers and directors. Pursuant

Compensation Discussion & Analysis	20

to its charter, the Compensation Committee has the sole authority to retain, and replace as needed, compensation consultants to provide independent advice to the Compensation Committee, as well as the sole authority to approve the consultants’ fees and other terms and conditions of retention.
During fiscal year 2018, the Compensation Committee retained Pearl Meyer to provide executive and director compensation consulting services and provide recommendations for compensation. During fiscal year 2018, Pearl Meyer did not provide any additional services to the Company or the Company’s affiliates other than the compensation consulting services described herein.
Based upon and following receipt of the advice of Pearl Meyer and following the Compensation Committee’s review of comparables and metrics from Pearl Meyer and in third-party studies and reports, in November 2017, the Compensation Committee recommended to the Board, and the Board considered and adopted, certain market-based adjustments to the annual base salaries payable to our Named Executive Officers for 2018.
In addition to the annual undertaking of comprehensive evaluations of the Company’s compensation practices for its executive officers and directors, periodically, our CEO, the Compensation Committee, and the Board seek out recommendations from Pearl Meyer pertaining to individual promotions, incentive compensation, potential personnel recruitment, and other situations in which market compensation insight may benefit the Company.
In electing to engage Pearl Meyer, the Compensation Committee took into consideration all factors relevant to Pearl Meyer’s independence from the Company’s management, including those set forth in SEC and NASDAQ rules, and concluded that no conflict of interest existed that would prevent Pearl Meyer from independently advising the Compensation Committee.
Peer Group
With the assistance of Pearl Meyer, the Compensation Committee consulted market data to better inform its determination of the key elements of our compensation program in order to develop a compensation program that the Compensation Committee believes enables Inovalon to compete effectively for new employees and retain existing employees. In general, this market data consists of compensation information from both broad-based third-party compensation surveys and peer groups.
In fiscal year 2017, the Compensation Committee, based on recommendations of Pearl Meyer, determined to use the following peer group in its review and determination of compensation of our Named Executive Officers for fiscal year 2018:

The Advisory Board Company	CoStar Group, Inc.	Paycom Software, Inc.
Aspen Technology, Inc.	Cotiviti Holdings, Inc.	Quality Systems, Inc.
athenahealth, Inc.	Ellie Mae, Inc.	Tableau Software, Inc.
Blackbaud, Inc.	HMS Holdings Corp.	The Ultimate Software Group, Inc.
BroadSoft, Inc.	Medidata Solutions, Inc.	Veeva Systems Inc.
Benefitfocus, Inc.	MicroStrategy Incorporated
Because publicly-filed compensation data is generally limited to those of a company’s chief executive officer, chief financial officer and three most highly paid executive officers (other than the chief executive officer and the chief financial officer), the Compensation Committee also utilized other market data from Pearl Meyer, including third-party compensation surveys, in determining the compensation for our Named Executive Officers.

The Compensation Committee selected the companies in our peer group and utilized data from third-party compensation surveys because it believes that these companies compete with us for executive talent and were similar to us in revenue growth rate, market capitalization, industry, and size. The Compensation Committee also determined that the companies in the peer group generally have executive officer positions that are comparable to ours in terms of breadth, complexity and scope of responsibilities. While we compete for executive talent to some degree with companies that have revenues significantly in excess of those represented in the surveys and peer group, we believe that the companies represented in the surveys and peer group similarly compete with such larger companies and hence are an appropriate comparison for our employment market.

Compensation Discussion & Analysis	21

The Compensation Committee reviews the peer group every two years and removes companies that it no longer believes are comparable, and to the extent applicable, adds new comparable companies that have disclosed public information for which the Compensation Committee can compare, including compensation paid by companies in our peer group to executives in positions comparable to those held by our executive officers. To that end, the peer group identified in 2017 added Broadsoft, Inc., Cotiviti Holdings, Inc., Ellie Mae, Inc., Microstrategy Incorporated, and Paycom Software, Inc., while removing NetSuite, Inc., Splunk, Inc., and Tyler Technologies, Inc. as compared to the peer group identified in 2015.

Our Compensation Committee does not target or benchmark compensation to any particular percentile of compensation paid by other companies. Rather, our Compensation Committee considers comparator compensation data as one factor in making its compensation decisions, understanding that such data cannot be applied formulaically. Other factors include Inovalon’s performance and an individual’s contribution, experience and potential. After taking these factors into account, the Compensation Committee exercises its judgment in making compensation decisions to ensure that no individual element of total compensation was below a level that, in the determination of the Compensation Committee, would prevent the Company from effectively competing for talent. We believe that this approach gives the Company the flexibility to make compensation decisions based upon all of the facts and circumstances.
CEO Compensation
As set forth in the Summary Compensation Table that follows, in 2018, Dr. Dunleavy’s compensation was comprised solely of his (i) base salary, (ii) matching contributions under Inovalon’s 401(k) plan, and (iii) premium payments for life insurance, with elements (ii) and (iii) being available to Dr. Dunleavy on the same basis as the benefits provided to all employees. By choice, Dr. Dunleavy does not participate in the Company’s equity compensation programs and he is not eligible for a cash bonus. The Compensation Committee and the independent members of the Board approve the compensation of Dr. Dunleavy. The Company believes that the compensation of Dr. Dunleavy is significantly below competitive levels for the Company’s size and industry. As the founder of Inovalon and its leader since formation, Dr. Dunleavy is focused on building long-term success, and as a significant stockholder in the Company, his personal wealth is tied directly to sustained increases in the Company’s value. Accordingly, we believe that Dr. Dunleavy’s significant equity ownership provides him sufficient motivation to perform his duties as CEO and Chairman of the Board.

CEO Pay Ratio
Dr. Dunleavy, our CEO, had 2018 annual total compensation of $210,325 as reflected in the Summary Compensation Table below. Our median employee’s annual total compensation for 2018 was $69,287. The resulting ratio of our CEO's pay to the pay of our median employee for fiscal year 2018 was 3.0 to 1.

We identified the "median employee" in accordance with Item 402(u) of Regulation S-K by examining the 2018 gross earnings for all individuals (whether employed full-time, part-time, or on a seasonal basis), including base pay, overtime, bonus payout, and equity awards, as derived from our payroll and tax records, excluding our CEO, who were employed by us on December 31, 2018. The Company excluded approximately 433 individuals employed by ABILITY Network Inc., our wholly-owned subsidiary, in accordance with Instruction 7(2) to Item 402(u) of Regulation S-K, as ABILITY Network Inc. was acquired by the Company in April 2018. For such employees identified, we did not make any assumptions, adjustments, or estimates with respect to compensation, and we did not annualize the compensation for any full-time employees that were not employed by us for all of 2018. After identifying the median employee, as required by SEC rules, we calculated annual total compensation for such employee using the same methodology we use for our Named Executive Officers as set forth in the Summary Compensation Table below. The Company believes that the pay ratio included above is a reasonable estimate calculated in a manner consistent with applicable SEC rules.
Executive Compensation Program Elements

Base Salaries
We provide a base salary as a fixed source of compensation for our Named Executive Officers, allowing them a degree of certainty relative to the significant portion of their compensation based on equity awards with values that are generally tied to

Compensation Discussion & Analysis	22

stock price. Our Compensation Committee recognizes the importance of base salaries as an element of compensation that helps to attract and retain highly qualified executive talent.
Initial base salaries of our executive officers are established through arm’s length negotiation at the time the individual executive officer is hired, taking into account his or her qualifications, experience, comparable market data and prior salary level. Thereafter, our Compensation Committee generally reviews, and adjusts as necessary, base salaries for each of our Named Executive Officers, at a minimum annually. Our Compensation Committee does not apply specific formulas in setting base salary levels or determining adjustments from year to year; however, our Compensation Committee targets paying each of our Named Executive Officers base salaries believed to be applicably competitive, generally in the upper 50% of our peer group, if such information is available, as the Compensation Committee believes such compensation level is generally required to retain our existing Named Executive Officers and to hire new executive officers when and as required.
Additionally, in setting base salary levels, our Compensation Committee may consider a range of factors, including:

•	the individual’s anticipated responsibilities and experience, and cash compensation for similarly-situated executives at our peer group companies,

•	our Compensation Committee members’ experience and knowledge in compensating similarly-situated individuals at other companies,

•	the value of the Named Executive Officer’s existing equity awards, and

•	a general sense of internal pay equity among our Named Executive Officers.

The base salaries of Mr. Boldt and Mr. Capitel were increased in connection with their promotions to Chief Financial Officer in January 2019 and Chief Operating Officer in April 2018, respectively: Mr. Boldt's base salary was increased by $85,000 to $325,000 and Mr. Capitel's base salary was increased by $50,000 to $450,000.

Named Executive Officer	Base Salary in 2018 ($)	Base Salary in 2019 ($)
Keith R. Dunleavy, M.D.	205,000	205,000
Robert A. Wychulis	485,000	485,000
Jonathan R. Boldt	240,000	325,000
Jason B. Capitel	450,000	460,620
John M. Burgin	404,000	414,000
June D. Duchesne(1)	350,000	—
Christopher E. Greiner(2)	485,000	—
_________________________________________________________________________________________________________________________________________________________________________________________________

(1)	Ms. Duchesne's employment as the Company's Chief Legal Officer and Corporate Secretary ended on September 11, 2018.

(2)	Mr. Greiner's employment as the Company's Chief Financial Officer and Chief Operating Officer ended on March 16, 2018.
Cash Bonus
To maintain a competitive compensation program, in addition to base salaries, we also provide cash compensation in the form of cash bonuses. Our Named Executive Officers are eligible to receive a target cash bonus equal to a percentage of their base salary based on, among other factors, achievement of corporate financial goals and operational objectives and subject to the discretion of the Compensation Committee. The Compensation Committee believes that the use of performance-based cash bonuses helps motivate our employees, including our Named Executive Officers, to achieve our short-term financial and operational objectives while making progress towards our longer-term growth and other goals.
The Compensation Committee considers multiple factors in making its determination or recommendation as to cash bonus potentials and payouts, including individual performance, the recommendations of our CEO for all Named Executive Officers other than the CEO, and any compensation consultant’s benchmarking report regarding cash bonus potential and total compensation awarded by our peer group, as applicable in any given year. Cash bonuses, as approved by the Compensation Committee, are traditionally awarded in the first quarter for performance in the preceding year.

Compensation Discussion & Analysis	23

Based on overall Company performance, performance of the business unit each Named Executive Officer leads, and individual achievement of professional development goals, objectives and accomplishments of each Named Executive Officer in 2018, as evaluated by the CEO and presented to the Compensation Committee and the Board, annual cash bonuses were paid out in March 2019 for performance in fiscal year 2018 as noted in the table below:

Named Executive Officer	2018 Cash Bonus Target (% of Base Salary)	2018 Cash Bonus Target ($)	2018 Actual Cash Bonus Payout ($)	2018Actual Bonus Payout (% of Base Salary)
Keith R. Dunleavy, M.D.	—	—	—	—
Robert A. Wychulis	75%	363,750	100,000	21%
Jonathan R. Boldt	35%	84,000	40,000	17%
Jason A. Capitel	100%	400,000	210,000	53%
John M. Burgin	60%	242,400	60,000	15%
June D. Duchesne(1)	50%	175,000	—	—
Christopher E. Greiner(2)	75%	363,750	—	—
_________________________________________________________________________________________________________________________________________________________________________________________________

(1)	Ms. Duchesne's employment as the Company's Chief Legal Officer and Corporate Secretary ended on September 11, 2018. Ms. Duchesne did not receive a cash bonus for 2018.

(2)	Mr. Greiner's employment as the Company's Chief Financial Officer and Chief Operating Officer ended on March 16, 2018. Mr. Greiner did not receive a cash bonus for 2018.

For 2018, none of our Named Executive Officers were awarded cash bonuses in excess of their target percentage of base salary.
Long-Term Equity Incentive Awards
RSAs
We believe that providing long-term incentives in the form of equity awards encourages our Named Executive Officers to take a long-term outlook and provides our Named Executive Officers with an incentive to manage our Company from the perspective of an owner with an equity stake in the business. By providing opportunities for our Named Executive Officers to benefit from future successes in our business through the appreciation of the value of their equity awards, the Compensation Committee believes that equity awards align our Named Executive Officers’ interests and contributions with the long-term interests of our stockholders. In addition, the Compensation Committee believes that offering meaningful equity ownership in our Company assists us in retaining our Named Executive Officers and other key employees.
Generally, our executive officers are granted equity awards at the time of hire, in the form of RSAs, the size and form of which are determined at the time of hire of the individual executive officer, taking into account the anticipated role, his or her qualifications, experience, comparable market data and prior compensation level. The RSAs granted to our executive officers upon hire generally vest 20% per year over a five-year period, subject to an executive officer’s continued provision of services to the Company through each applicable vesting date.
As noted above, RSAs are also paid to our Named Executive Officers as part of their annual performance evaluation as one component of their Total Target payouts and based on a percentage of an executive officer’s base salary. The Compensation Committee believes that, since the Company’s annual RSAs require an executive officer’s continued provision of services to the Company through each applicable vesting date, the annual RSAs serve as effective retention tools. The annual RSAs generally vest in accordance with the same five-year vesting schedule as the RSAs granted to our executive officers upon hire.
Based on overall Company performance, performance of the business unit each Named Executive Officer leads, and individual achievement of professional development goals, objectives and accomplishments of each Named Executive Officer in 2018, as evaluated by the CEO and presented to the Compensation Committee and the Board, the following RSAs were granted to our Named Executive Officers in March 2019 for performance in fiscal year 2018:

Compensation Discussion & Analysis	24

Named Executive Officer	2018 Target RSA (% of Base Salary)	2018 Target RSA ($)	2018 Actual RSA Granted ($)	2018 Actual RSA Granted (% of Base Salary)
Keith R. Dunleavy, M.D.	—	—	—	—
Robert A. Wychulis	150%	727,500	200,000	41%
Jonathan R. Boldt	50%	120,000	150,000	63%
Jason B. Capitel	100%	400,000	500,000	125%
John M. Burgin	120%	484,800	120,967	30%
June D. Duchesne(1)	75%	262,500	—	—
Christopher E. Greiner(2)	150%	727,500	—	—
_________________________________________________________________________________________________________________________________________________________________________________________________

(1)	Ms. Duchesne's employment as the Company's Chief Legal Officer and Corporate Secretary ended on September 11, 2018. Ms. Duchesne did not receive an RSA for 2018.

(2)	Mr. Greiner's employment as the Company's Chief Financial Officer and Chief Operating Officer ended on March 16, 2018. Mr. Greiner did not receive any an RSA for 2018.

For 2018, Mr. Boldt and Mr. Capitel were awarded RSAs in excess of their target percentage of base salary for their extraordinary efforts and the instrumental role each played in driving forward achievement of the Company's long-term financial, business and operational goals.

LTI Awards
LTI Awards are comprised of two components: (1) 50% of an LTI Award vests in the event that an employee is still employed by the Company five years following the grant date; and (2) 50% of an LTI Award is contingent upon achieving three-year performance goals and remaining employed through the fifth anniversary of the grant date. If the performance goals are met, the LTI Award holder “earns” the performance-based aspect of the LTI Award, but the award remains subject to the service-based cliff vesting condition until the fifth anniversary of the grant date. LTI Awards are granted in the form of RSAs.
Specifically, as to the performance-based aspect of the LTI Awards, 25% is dependent on achieving a revenue goal implicated by the Company’s three-year projection, and 25% is dependent on achieving an EBITDA goal implicated by the three-year projection. The Compensation Committee has authority to interpret or apply certain revenue and EBITDA goal adjustments as may be necessary each year to offset for or against various matters that would be outside of the spirit of the LTI Award. The Compensation Committee believes that providing a percentage of long-term equity compensation that is at risk based on pre-determined performance criteria better aligns executive officer compensation to stockholder interests and the long-terms goals of the Company.
Based on overall Company performance, performance of the business unit each Named Executive Officer leads, and individual achievement of professional development goals, objectives and accomplishments of each Named Executive Officer in 2018, as evaluated by the CEO and presented to the Compensation Committee and the Board, the following LTI Awards were granted to our Named Executive Officers in March 2019 for performance in fiscal year 2018:

Named Executive Officer	2018 Target LTI Award (% of Base Salary)	2018 Target LTI Award ($)	2018 Actual LTI Award Granted ($)	2018 Actual LTI Award Granted (% of Base Salary)
Keith R. Dunleavy, M.D.	—	—	—	—
Robert A. Wychulis	150%	727,500	200,000	41%
Jonathan R. Boldt	25%	60,000	28,571	12%
Jason A. Capitel(1)	—	—	—	—
John M. Burgin	120%	484,000	120,967	30%
June D. Duchesne(2)	100%	350,000	—	—
Christopher E. Greiner(3)	150%	727,500	—	—
_________________________________________________________________________________________________________________________________________________________________________________________________

(1)	Mr. Capitel's compensation structure as outlined in his Employment Agreement does not contemplate the awarding of LTI Awards; as such, he did not receive any LTI Awards for 2018.

(2)	Ms. Duchesne's employment as the Company's Chief Legal Officer and Corporate Secretary ended on September 11, 2018. Ms. Duchesne did not receive an LTI Award for 2018.

Compensation Discussion & Analysis	25

(3)	Mr. Greiner's employment as the Company's Chief Financial Officer and Chief Operating Officer ended on March 16, 2018. Mr. Greiner did not receive an LTI Award for 2018.

For 2018, none of our Named Executive Officers received LTI Awards in excess of their target percentage of base salary.

Employee Stock Purchase Plan
Participation in the 2015 Employee Stock Purchase Plan (“ESPP”) is available to all Named Executive Officers on the same basis as our other employees. However, any Named Executive Officers who are 5% stockholders, or would become 5% stockholders as a result of their participation in the ESPP, are ineligible to participate in the ESPP. As a result, Dr. Dunleavy is ineligible to participate in the ESPP. Under the ESPP, eligible employees can purchase shares of our Class A common stock through payroll deductions at a discounted price. The ESPP provides for six-month offer periods. At the end of each offer period, employees are able to purchase shares at 85% of the fair market value of our Class A common stock on the purchase date. We believe that offering the ESPP aligns the interests of our broad employee base, including our Named Executive Officers, with the Company’s long-term objectives, because this discounted purchase price incentivizes our employees to acquire shares of our Class A common stock.
Change in Control Payments
On May 19, 2016, our Board adopted and approved an Executive Change in Control Severance Plan (the “CIC Plan”). The CIC Plan applies to each member of the Company’s (a) executive leadership team, including each of the Named Executive Officers, (b) full-time employees of the Company at the level of associate vice president and above, and (c) other employees designated from time to time by the Board or a committee thereof designated by the Board (each a “Participant”).
The CIC Plan provides for severance benefits in the event of a qualifying termination (as defined in the CIC Plan) of a Participant’s employment (a) by the Company without cause (as defined in the CIC Plan) within 60 days in advance of or within 24 months following a change in control (as defined in the Company’s 2015 Omnibus Incentive Plan and as limited by the CIC Plan) or (b) by the Participant for good reason (as defined in the CIC Plan) within 24 months following a change in control. Accordingly, the CIC Plan has a “double-trigger” before any payouts are made.
Under the terms of the CIC Plan, subject to the execution and effectiveness of a release of claims against the Company, following a qualifying termination, the Company will provide a Participant a cash payment in an amount equal to the product of the Participant’s applicable severance multiplier (as set forth in the CIC Plan) times the Participant’s base salary in effect on the date of the qualifying termination or, if greater, in effect on the date of the change in control. Participants are each assigned applicable severance multipliers based on their level of employment. As set forth in the CIC Plan, the applicable severance multiplier for all members of the executive leadership team, including each of our Named Executive Officers, is 1.50x. In addition, upon a qualifying termination, a Participant’s unvested time and performance-based equity awards become fully vested.
The CIC Plan does not obligate the Company to provide for a gross-up payment to any Participant to offset any excise taxes that may be imposed on excess parachute payments under Section 4999 of the Code.
For a quantification of the change in control arrangements of our Named Executive Officers, please see the discussion under Part 6, “Named Executive Officer Compensation – Potential Payments Upon Termination or Change in Control.”
Welfare and Other Benefits
We have established a tax-qualified Section 401(k) retirement plan that provides eligible U.S. employees with an opportunity to save for retirement on a tax-advantaged basis. Under this plan, employees may elect to defer their eligible compensation up to the statutory limit and contribute to the plan. We currently match up to 4% of any contributions made to the plan by our employees, including our Named Executive Officers. See “—Employee Benefit Plans—401(k) Plan.”
In addition, we provide other employee welfare and benefit programs to our executive officers, including the Named Executive Officers, on the same basis as all of our full-time employees. These benefits include medical, dental, and vision benefits, medical and dependent care flexible spending accounts, short-term and long-term disability insurance, accidental death and dismemberment insurance and basic life insurance coverage.

Compensation Discussion & Analysis	26

We design our employee welfare and benefit programs to be affordable and competitive in relation to the market, as well as compliant with applicable laws and practices. We adjust our employee welfare and benefit programs as needed based upon regular monitoring of applicable laws and practices and the competitive market.
We generally do not provide perquisites to our executive officers, except in limited situations where we believe it is appropriate to assist an individual in the performance of his or her duties, to make our executive officers more efficient and effective, and for recruitment and retention purposes.
In the future, we may provide perquisites or other personal benefits in circumstances, such as where we believe it is appropriate to assist an individual executive officer in the performance of his or her duties, to make our executive officers more efficient and effective, and for recruitment, motivation, or retention purposes. All future practices with respect to perquisites or other personal benefits will be approved and subject to periodic review by the Compensation Committee.
Other Compensation Policies

Executive Officer Stock Ownership Guidelines
To further align the long-term interests of our executives and our stockholders, the Board has adopted stock ownership guidelines for our executive officers. Each executive officer of the Company, including our Named Executive Officers, is required, upon the later of (i) five years following his or her date of hire or promotion or (ii) five years from March 21, 2016, the effective date of the stock ownership guidelines, to own an amount of the Company’s Class A common stock (or shares convertible into Class A common stock including the Company’s Class B common stock) having an aggregate value at least equal to:

•    CEO – Five times the annual base salary
•    All others – Two times the annual base salary

Time-vested restricted stock and time-vested restricted stock units will be included when determining an individual’s stock ownership. Time-vested but unexercised stock options that are in-the-money will also be included when determining an individual’s stock ownership to the extent of their intrinsic value (the difference between the strike price and the current market price of the Company’s Class A common stock, multiplied by the number of vested stock options).

Failure to meet or show sustained progress toward meeting the ownership requirements set forth in the stock ownership guidelines may result in a reduction in future long term incentive grants and/or the requirement to retain all stock obtained through the vesting or exercise of equity grants. Currently, we believe that all Named Executive Officers are on track to meet or have met the stock ownership guidelines within the required time periods.
Policy Regarding the Pricing and Timing of Equity Awards

In 2018, all equity awards to our employees, including our Named Executive Officers, and to our directors were granted at the closing price of our stock on NASDAQ on the date of grant and reflected in our consolidated financial statements, based upon the applicable accounting guidance, based on such price. We have not adopted a policy or practice pertaining to the timing of stock option grants to executive officers relative to the timing of the release of material nonpublic information. We do not currently have any plans to implement such a policy or practice.
Insider Trading Policy and Rule 10b5-1 Sales Plans
We have an insider trading policy that prohibits our officers, directors and certain other persons from engaging in, among other activities, short sales, hedging of stock ownership positions, using our securities as collateral in a margin account, the pledging of our securities as collateral for loans, and transactions involving derivative securities relating to the Company’s common stock. Our insider trading policy permits our officers, directors and employees to enter into trading plans complying with Rule 10b5-1 under the Exchange Act.

Compensation Discussion & Analysis	27

Tax Considerations
Section 162(m) of the Code limits the amount that a company may deduct for compensation paid to specified executive officers. For taxable years beginning before January 1, 2018, the executive officers covered by this limitation consisted of a company’s chief executive officer and the three most highly compensated executive officers (other than the chief financial officer), and qualifying “performance-based compensation” was not subject to this limitation if specified requirements were met. Pursuant to the Tax Act, for taxable years beginning after December 31, 2017, (i) the chief financial officer is now also subject to the deduction limit, (ii) once an executive officer is covered by the limitation for a taxable year, the officer will be considered covered for all future years, including after termination of employment, and (iii) the exemption from the deduction limit for “performance-based compensation” is no longer available. These changes do not apply to compensation provided under a binding written contract in effect on November 2, 2017 that is not materially modified after that date.

While the Compensation Committee has not adopted a formal policy regarding tax deductibility of compensation paid to our Named Executive Officers, prior to the enactment of the Tax Act, the Compensation Committee considered tax deductibility under Section 162(m) as a factor in compensation structure to the extent applicable. However, we reserved the right from time to time pay compensation or grant equity awards to our executive officers that may not be deductible when, for example, we believed that such compensation was appropriate and in the best interests of our stockholders, after taking into consideration changing business conditions and/or the executive officer’s performance. Although the Compensation Committee will continue to consider the deductibility of compensation as a factor in making compensation decisions, it retains the flexibility to provide compensation that is consistent with the Company’s goals for its executive compensation program, even if such compensation may not be fully tax-deductible.
Risks Related to Compensation Policies and Practices

As part of its oversight function, our Board, and our Compensation Committee in particular, along with our management team, considers potential risks when reviewing and approving various compensation plans, including executive compensation. Based on this review, our Board has concluded that such compensation plans, including executive compensation, do not encourage risk taking to a degree that is reasonably likely to have a materially adverse impact on us or our operations.

Named Executive Officer Compensation	28

PART 5 – NAMED EXECUTIVE OFFICER COMPENSATION
Fiscal Year 2018 Compensation Tables

Summary Compensation Table – 2018
The following table sets forth a summary of all compensation that was awarded to, earned by or paid to, as applicable, each of our Named Executive Officers for the years ended December 31, 2018, 2017 and 2016.

Name And Principal Position	Year	Salary ($)	Bonus(1) ($)	Stock Awards(2) ($)	Option Awards ($)	All Other Compensation(3) ($)	Total ($)
Keith R. Dunleavy, M.D.	2018	205,000	—	—	—	5,325	210,325
Chief Executive Officer	2017	205,000	—	—	—	5,269	210,269
	2016	205,000	—	—	—	5,269	210,269
Robert A. Wychulis(4)	2018	485,000	100,000	960,305		12,184	1,557,489
President	2017	425,000	212,660	4,960,015	—	12,184	5,609,859
	2016	425,000	127,500	147,350	—	12,184	712,034
Christopher E. Greiner(5)	2018	111,922	—	—	—	8,296	120,218
Fmr. Chief Financial &	2017	465,000	230,937	5,008,020	—	19,253	5,723,210
Operating Officer	2016	410,000	123,000	1,638,675	—	16,325	2,188,000
Jonathan R. Boldt(6)	2018	240,000	40,000	670,773		10,783	961,556
Chief Financial Officer	2017	—	—	—	—	—	—
	2016	—	—	—	—	—	—
Jason B. Capitel(7)	2018	402,308	210,000	7,000,018		52,695	7,665,021
Chief Operating Officer	2017	—	—	—	—	—	—
	2016	—	—	—	—	—	—
John M. Burgin(8)	2018	400,000	60,000	915,125		10,840	1,385,965
Chief Product Officer	2017	310,000	184,000	3,017,398	—	9,778	3,521,176
	2016	—	—	—	—	—	—
June D. Duchesne(9)	2018	245,000	—	2,200,011		33,394	2,478,405
Fmr. Chief Legal Officer	2017	—	—	—	—	—	—
& Corp. Secretary	2016	—	—	—	—	—	—
_________________________________________________________________________________________________________________________________________________________________________________________________

(1)
The amounts reported in the “Bonus” column represent the cash portion of the discretionary bonus awarded to the Named Executive Officers (other than Dr. Dunleavy) by our Compensation Committee in March 2019 for service in 2018, in March 2018 for service in 2017, and in March 2017 for service in 2016, respectively.

(2)
The amounts reported in the “Stock Awards” column represent the aggregate grant date fair value of awards granted to our Named Executive Officers in the respective fiscal years.  The valuation of stock awards is based on the grant date fair value computed in accordance with FASB ASC Topic 718. The assumptions used to calculate the fair value of stock awards are set forth in the section entitled “Critical Accounting Policies” under Item 7 and Note 2 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2018.

(3)
With respect to 2018, for Dr. Dunleavy and Messrs. Greiner, Wychulis, and Boldt, such amounts represent matching contributions under our 401(k) plan and premium payments for life insurance; for Mr. Capitel, such amounts represent matching contributions under our 401(k) plan and premium payments for life insurance, and $42,749 for commuting and lodging expenses received in connection with a partial remote working arrangement with the Company; and for Ms. Duchesne, such amounts represent matching contributions under our 401(k) plan, premium payments for life insurance, and $30,748 for commuting and lodging expenses received in connection with a partial remote working arrangement with the Company.

(4)	Mr. Wychulis' base salary was increased in November 2017 to $485,000 for 2018.

(5)	Mr. Greiner’s employment as the Company’s Chief Financial Officer ended on March 16, 2018. He received a cash bonus in March 2018 of $230,937 for service in 2017.

(6)
Mr. Boldt was promoted to interim Chief Financial Officer in March 2018 and Chief Financial Officer in January 2019. Mr. Boldt was an employee of the Company, but not a named executive officer, in 2017 and 2016.

(7)
Mr. Capitel joined the Company as Chief Revenue Officer in January 2018 and was promoted to Chief Operating Officer in April 2018. In connection with his promotion, his base salary was increased from $400,000 to $450,000.

(8)
Mr. Burgin was promoted to Chief Product Officer in November 2017, and his base salary was increased in November 2017 to $400,000 for 2018 in connection therewith. Mr. Burgin was an employee of the Company, but not a named executive officer, in 2017 and 2016.

Named Executive Officer Compensation	29

(9)
Ms. Duchesne joined the Company as Chief Legal Officer and Corporate Secretary in January 2018. Ms. Duchesne's employment as the Company's Chief Legal Officer and Corporate Secretary ended on September 11, 2018.

Grants of Plan-Based Awards in 2018
The following table sets forth information regarding grants of awards made to our Named Executive Officers during fiscal year 2018.

Name	Grant Date	All Other Stock Awards: Number of Shares of Stock or units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(1)
Keith R. Dunleavy, M.D.	—	—	—	—	—
Robert A. Wychulis	3/15/2018	43,063(2)	—	—	480,152
	3/15/2018	43,063(3)	—	—	480,152
Jonathan R. Boldt	3/15/2018	10,210(2)	—	—	113,842
	3/15/2018	5,105(3)	—	—	56,921
	3/15/2018	44,844(4)	—	—	500,011
Jason B. Capitel	2/8/2018	241,936(5)	—	—	3,000,006
	4/19/2018	93,897(6)	—	—	1,000,003
	11/15/2018	259,966(7)	—	—	3,000,008
John M. Burgin	3/15/2018	41,037(2)	—	—	457,563
	3/15/2018	41,037(3)	—	—	457,563
June D. Duchesne(8)	2/8/2018	88,710(9)	—	—	1,100,004
	4/19/2018	103,287(10)	—	—	1,100,007
Christopher E. Greiner(11)	—	—	—	—	—
_________________________________________________________________________________________________________________________________________________________________________________________________

(1)
Represents the grant date fair value of each award based upon the following per share grant date fair values: $12.40 for the grants on February 8, 2018; $11.15 for the grants on March 15, 2018; $10.65 for the grants on April 19, 2018; and $11.54 for the grant on November 15, 2018.

(2)	Consists of shares of RSAs granted in March 2018 in connection with 2017 bonus compensation. The RSAs vest 20% on each of the first five anniversaries of the date of grant.

(3)
Consists of LTI Awards granted in March 2018 as part of the discretionary bonus for service in 2017. The LTI Awards cliff vest 100% on the fifth anniversary of the grant date if certain service and performance goals are met.

(4)	Consists of RSAs granted to Mr. Boldt in connection with his promotion to Interim Chief Financial Officer. The RSAs vest 20% on each of the first five anniversaries of the date of grant.

(5)	Consists of RSAs granted to Mr. Capitel in connection with his commencement of employment with the Company. The RSAs vest 20% on each of the first five anniversaries of the date of grant.

(6)	Consists of RSAs granted to Mr. Capitel in connection with his promotion to Chief Operating Officer. The RSAs vest 20% on each of the first five anniversaries of the date of grant.

(7)	Consists of RSAs granted to Mr. Capitel as a special recognition award subject to the satisfaction of annual organic growth and profitability performance criteria.

(8)	Ms. Duchesne's employment as the Company's Chief Legal Officer and Corporate Secretary ended on September 11, 2018. Ms. Duchesne's awards issued in 2018 were forfeited on September 11, 2018.

(9)	Consists of RSAs granted to Ms. Duchesne in connection with her employment with the Company. The RSAs vest 20% on each of the first five anniversaries of the date of grant.

(10)
Consists of RSAs granted to Ms. Duchesne as a special recognition award. The RSAs vest 20% on each of the first five anniversaries of the date of grant if certain service and performance goals are met.

(11)	Mr. Greiner's employment as the Company's Chief Financial Officer and Chief Operating Officer ended on March 16, 2018.

Named Executive Officer Compensation	30

Outstanding Equity Awards at Fiscal Year‑End

The following tables summarize, for each of the Named Executive Officers, the outstanding equity awards held as of December 31, 2018.

Name	Option Awards
	Option Grant Date	Number Of Securities Underlying Unexercised Options Exercisable (#)	Number Of Securities Underlying Unexercised Options Unexercisable(1)(#)	Option Exercise Price ($)	Option Expiration Date
Keith R. Dunleavy, M.D.	—	—	—	—	—
Robert A. Wychulis	8/15/2014	55,053	55,053	7.89	8/14/2024
Jonathan R. Boldt	—	—	—	—	—
Jason A. Capitel	—	—	—	—	—
John M. Burgin	5/14/2014	49,629	16,543	7.50	5/13/2024
	5/14/2014	7,197	2,399	7.50	5/13/2024
June D. Duchesne	—	—	—	—	—
Christopher E. Greiner(2)	—	—	—	—	—

(1)	The options vest 20% on each of the first five anniversaries of the date of grant.

(2)	Mr. Greiner's employment with the Company ended on March 16, 2018. As such, all of Mr. Greiner's unvested option awards were forfeited on March 16, 2018.

	Stock Awards
Name	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)(1)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units ($)(1)
Keith R. Dunleavy, M.D.	—	—	—	—
Robert A. Wychulis	101,571	1,440,277	369,213	5,235,440
Jonathan R. Boldt	107,020	1,517,544	6,862	97,303
Jason B. Capitel	335,833	4,762,112	259,966	3,686,318
John M. Burgin	147,058	2,085,282	202,915	2,877,335
June D. Duchesne(2)	—	—	—	—
Christopher E. Greiner(3)	—	—	—	—

(1)	Based on the fair market value of $14.18 on December 31, 2018.

(2)	Ms. Duchesne's employment with the Company ended on September 11, 2018. As such, all of Ms. Duchesne's stock awards were forfeited on September 11, 2018.

(3)	Mr. Greiner's employment with the Company ended on March 16, 2018. As such, all of Mr. Greiner's unvested stock awards were forfeited on March 16, 2018.

Named Executive Officer Compensation	31

Option Exercises and Stock Vested in 2018
The following table sets forth the number of shares of common stock acquired during 2018 by our Named Executive Officers upon the exercise of stock options, and the vesting of RSAs, and the value realized upon such exercise or vesting.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Keith R. Dunleavy, M.D.	—	—	—	—
Robert A. Wychulis	—	—	15,494	188,009
Jonathan R. Boldt	—	—	15,543	171,727
Jason B. Capitel	—	—	—	—
John M. Burgin	—	—	34,827	402,980
June D. Duchesne	—	—	—	—
Christopher E. Greiner	156,732	572,435	16,660	201,612
Employment Agreements

We have entered into employment agreements with each of our Named Executive Officers, which may be terminated at any time by the Named Executive Officer or the Company for any reason. The agreements provide for the principal terms and conditions of our Named Executive Officers’ employment, including their base salary, an indication of eligibility for an annual bonus opportunity (except with respect to Dr. Dunleavy), participation in our employee benefit plans as may be in effect from time to time, paid time off, and reimbursement of reasonable business expenses. Pursuant to the employment agreements, as amended in connection with promotions as applicable, the base salary and Total Target incentive amounts for each of our Named Executive Officers are as follows:

Named Executive Officer	2019 Base Salary ($)	Total Target Incentive Opportunity (% of Base Salary)	Total Target Incentive Opportunity ($)(1)
Keith R. Dunleavy, M.D.	205,000	—	—
Robert A. Wychulis	485,000	375%	1,818,750
Jonathan R. Boldt	325,000	230%	747,500
Jason A. Capitel(2)	460,620	—	900,000(2)
John M. Burgin	414,000	300%	1,242,000
June D. Duchesne(3)	—	—	—
Christopher E. Greiner(4)	—	—	—

(1)
Total Targets are comprised of the following components: (i) an annual cash bonus opportunity, (ii) an RSA opportunity, and (iii) an LTI Award opportunity, with each component contributing a certain percentage to the overall Total Target percentage per Named Executive Officer (other than Dr. Dunleavy).

(2)
Mr. Capitel's initial Total Target incentive opportunity is $900,000, comprised of $450,000 in a cash bonus opportunity and $450,000 in an RSA opportunity, with the foregoing components predicated on the Company achieving certain revenue growth goals in 2019 (with availability for incrementally increased cash bonus and RSA opportunities in $300,000 increments if higher revenue growth goals are achieved).

(3)	Ms. Duchesne's employment ended on September 11, 2018.
(4) Mr. Greiner's employment ended on March 16, 2018.

Under the employment agreements, in the absence of express written consent by us to the contrary, each of our Named Executive Officers will devote the entirety of his or her professional and business time, attention, skill, and energy exclusively to our business and will adhere to certain non‑competition, confidentiality, and non‑disclosure provisions.
Potential Payments upon Termination or Change of Control
Pursuant to the Company’s CIC Plan, each Named Executive Officer is eligible for certain severance benefits in the event of a qualifying termination (as defined in the CIC Plan) of a Named Executive Officer’s employment (a) by the Company without cause (as defined in the CIC Plan) within 60 days in advance of or within 24 months following a change in control (as defined

Named Executive Officer Compensation	32

in the Company’s 2015 Omnibus Incentive Plan and as limited by the CIC Plan) or (b) by such Participant for good reason (as defined in the CIC Plan) within 24 months following a change in control.
Under the terms of the CIC Plan, the Company will provide each Named Executive Officer with a cash payment in an amount equal to the product of 1.5 times the Named Executive Officer’s base salary in effect on the date of the qualifying termination or, if greater, in effect on the date of the change in control. In addition, upon a qualifying termination, a Participant’s unvested time and performance-based equity awards will become fully vested.

Payments on Qualifying Event in Connection with Change in Control(1)

Named Executive Officer	Cash Payment (1.5x Base Salary) ($)	Value of Accelerated Stock Options($)(2)	Value of Accelerated Restricted Stock Units or Restricted Stock Awards ($)(3)	Total($)
Keith R. Dunleavy, M.D.	307,500	—	—	307,500
Robert A. Wychulis	727,500	346,393	6,675,717	7,749,610
Jonathan R. Boldt	487,500	—	1,614,847	2,102,347
Jason B. Capitel	675,000	—	8,448,430	9,123,430
John M. Burgin	621,000	126,495	4,962,617	5,710,112
June D. Duchesne(4)	—	—	—	—
Christopher E. Greiner(5)	—	—	—	—

(1)	Based on the $14.18 closing price of Inovalon’s Class A common stock on December 31, 2018 and assuming a change in control and qualifying termination had occurred on December 31, 2018.

(2)	Based on the spread between the option exercise price and the $14.18 closing price on December 31, 2018 for unvested options.

(3)
For Messrs. Wychulis and Burgin, a portion of the total value assumes Compensation Committee approval to accelerate vesting of certain RSAs that vest only if certain service and performance goals are met and that are specifically exempt from coverage under the Company's CIC Plan in the event of a qualifying termination.

(4)	Ms. Duchesne's employment ended on September 11, 2018. Ms. Duchesne did not receive any compensation in connection the ending of her employment.

(5)	Mr. Greiner's employment ended on March 16, 2018. Mr. Greiner did not receive any compensation in connection with the ending of his employment.

Potential Payments on Termination Without Cause Not in Connection with Change in Control
If we terminate the employment of our Named Executive Officers (with the exception of Dr. Dunleavy) other than for “cause” (as defined in the employment agreements), and other than in connection with a Change in Control (discussed above), subject to the Named Executive Officer’s execution and non‑revocation of a release of claims in favor of us, we will provide the Named Executive Officer with a lump‑sum cash severance benefit equal to the greater of (i) one month’s base salary or (ii) one month’s base salary per each full year of his or her service with us, subject to a maximum of six months’ base salary. Had we terminated these Named Executive Officers under such circumstances on December 31, 2018 (other than Ms. Duchesne and Mr. Greiner, whose employment ended earlier in 2018), they would have been entitled to receive severance benefits in the following amounts: Mr. Wychulis - $161,666; Mr. Boldt - $120,000; Mr. Capitel - $37,500; and Mr. Burgin - $202,000.
Employee Benefit Plans
Our Named Executive Officers are eligible to participate in our employee benefit plans, including our medical, dental, vision, group life and accidental death and dismemberment insurance plans, short‑term and long‑term disability insurance, and flexible spending accounts, in each case, on the same basis as all of our other employees. We do not provide perquisites or personal benefits to our Named Executive Officers.
401(k) Plan
We sponsor a Profit Sharing Plan and Trust (the “401(k) Plan”) which is intended to meet the requirements of Section 401(k) of the Code. Our employees generally are eligible to participate in the 401(k) Plan immediately upon employment. We match employee contributions up to 4.0% of their compensation and our matching contributions vest immediately.

Named Executive Officer Compensation	33

Pension Benefits

Aside from the 401(k) Plan, we do not maintain any pension plan or arrangement under which our Named Executive Officers are entitled to participate or receive post‑retirement benefits.
Non-Qualified Deferred Compensation
We do not maintain any nonqualified deferred compensation plans or arrangements under which our Named Executive Officers are entitled to participate.
Equity Compensation Plan Information as of December 31, 2018

The following table gives information about the shares of our common stock that may be issued under our Amended and Restated Long-Term Incentive Plan (as last amended on October 7, 2010) (“Pre-IPO Plan”), our 2015 Omnibus Incentive Plan (“2015 Plan”) and our ESPP, all of which were stockholder approved, as of December 31, 2018:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights(1)	Weighted Average Exercise Price of Outstanding Options, Warrants, And Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans(2)
Equity compensation plans approved by security holders	1,030,702	$6.34	5,339,049
Equity compensation plans not approved by security holders	—	—	—
Total	1,030,702	$6.34	5,339,049

(1)
Includes (a) 916,324 shares of common stock that may be issued under our Pre-IPO Plan; our Pre-IPO was terminated upon the effectiveness of the 2015 Plan; however, any outstanding awards granted under the Pre-IPO Plan will remain outstanding, subject to the terms of our Pre-IPO Plan and applicable agreements, until such outstanding awards are exercised (if applicable) or terminate or expire by their terms and (b) 114,378 shares of common stock that may be issued under our 2015 Plan.

(2)
Includes (a) 246,517 shares of common stock that became available under our 2015 Plan due to the forfeiture, cancellation, expiration or surrender of awards granted under our Pre-IPO Plan; and (b) 1,602,653 shares of common stock reserved for issuance under our ESPP.

Compensation Committee Interlocks and Insider Participation

Keith R. Dunleavy, M.D., our Chief Executive Officer and Chairman, served on our Compensation Committee during the year ended December 31, 2014. By his choice, at no time during which Dr. Dunleavy served on our Compensation Committee, did he receive any annual bonus, incentive equity, salary increase, or any other provision or change of compensation. Dr. Dunleavy did not serve on our Compensation Committee during the year ended December 31, 2018. For certain agreements between Dr. Dunleavy and us, see “Certain Relationships and Related Party Transactions.” None of our executive officers has served as a member of the board of directors, or as a member of the compensation or similar committee, of any entity that has one or more executive officers who served on the Board or our Compensation Committee during the year ended December 31, 2018.

Named Executive Officer Compensation	34

Report of the Compensation Committee of the Board of Directors

The information contained in this Compensation Committee report shall not be deemed to be (1) “soliciting material,” (2) “filed” with the SEC, (3) subject to Regulations 14A or 14C of the Exchange Act, or (4) subject to the liabilities of Section 18 of the Exchange Act. No portion of this Compensation Committee report shall be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, through any general statement incorporating by reference in its entirety the Proxy Statement in which this report appears, except to the extent that the Company specifically incorporates this report or a portion of it by reference. In addition, this report shall not be deemed filed under either the Securities Act or the Exchange Act.

The Compensation Committee has reviewed and discussed the sections captioned “Compensation Discussion and Analysis” and “Named Executive Officer Compensation” in this Proxy Statement with management. Based on such review and discussions, the Compensation Committee recommended to the Board that these “Compensation Discussion and Analysis” and “Named Executive Officer Compensation” sections be included in this Proxy Statement.

Compensation Committee

Lee D. Roberts (Chair)
Denise K. Fletcher
William D. Green
William J. Teuber, Jr.

Named Executive Officer Compensation	35

Principal Stockholders

The following table sets forth certain information with respect to the beneficial ownership of our Class A and Class B common stock as of April 8, 2019 for:

•	each stockholder known by us to be the beneficial owner of more than 5% of our outstanding shares of Class A common stock or Class B common stock;

•	each of our directors;

•	each of our named executive officers and key officers; and

•	all of our directors, named executive officers and key officers as a group.
The SEC has defined “beneficial ownership” of a security to mean the possession, directly or indirectly, of voting power or investment power over such security. A stockholder is also deemed to be, as of any date, the beneficial owner of all securities that such stockholder has the right to acquire within 60 days after that date through (1) the exercise of any option, warrant, or right, (2) the conversion of a security, (3) the power to revoke a trust, discretionary account, or similar arrangement, or (4) the automatic termination of a trust, discretionary account, or similar arrangement.
In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed to be outstanding (as shares of Class B common stock) all shares of common stock subject to options held by that person or entity that were exercisable on April 8, 2019, or that will become exercisable within 60 days thereafter, while such shares are not deemed outstanding for purposes of computing the percentage ownership of any other person.
Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Inovalon Holdings, Inc., 4321 Collington Road, Bowie, Maryland 20716. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws. No shares of common stock beneficially owned by any executive officer or director have been pledged as security for a loan.

Principal Stockholders	36

Name of Beneficial Owner	Class A		Class B		% of Total Voting Power(1)
	Shares	%	Shares	%
Keith R. Dunleavy, M.D.	400,000(2)	*	54,947,255(3)	68.6	62.9
Robert A. Wychulis	517,745	*	—	—	*
Jonathan R. Boldt	225,124	*	—	—	*
John M. Burgin	367,258	*	75,768(4)	*	*
Jason B. Capitel	635,605	*	—	—	*
Peter De Bock	147,680	*	—	—	—
Denise K. Fletcher	35,593(5)	*	46,260(4)	*	*
William D. Green	94,385(5)	*	—	—	*
André S. Hoffmann	335,593(5)	*	18,979,711(6)	23.7	21.7
Isaac S. Kohane, M.D., Ph.D.	—	—	—	—	—
Mark A. Pulido	342,106(5)	*	—	—	*
Lee D. Roberts	118,713(5)	*	—	—	*
William J. Teuber, Jr.	121,593(5)	*	30,715(6)	*	*
All executive officers and directors as a group (13 persons)	3,341,695	4.6	73,959,706	92.4	85.0
5% Stockholders
Meritas Group, Inc.	—	—	47,476,820(3)	59.2	54.3
Black Creek Investment Management Inc.	9,123,186(7)	12.5	—	—	1.0
Meritas Holdings, LLC	—	—	7,470,435(3)	9.3	8.5
FMR LLC	6,701,752(8)	9.2	—	—	*
Vanguard Group Inc.	6,198,131(9)	8.5	—	—	*
BlackRock, Inc.	5,246,542(10)	7.2	—	—	*
Neuberger Berman Group LLC	3,664,964(11)	5.0	—	—	*
* Represents beneficial ownership of less than 1% of our outstanding shares of common stock for the respective class and of voting power.

(1)
Percentage of total voting power represents voting power with respect to all shares of our Class A and Class B common stock, as a single class. Holders of our Class B common stock are entitled to ten votes per share and will be convertible at any time into one share of Class A common stock, which will be entitled to one vote per share. For more information about the voting rights of our Class A and Class B common stock, see “Part 8 - Information About the Meeting - Voting Procedures - Voting Rights.”

(2)
The 400,000 shares of Class A common stock held of record by Keith R. Dunleavy, M.D. were purchased in multiple open market transactions on August 27, 2015, August 28, 2015, May 6, 2016, May 9, 2016, December 14, 2016, May 5, 2017, September 13, 2017, and May 14-16, 2018, as previously reported in Dr. Dunleavy’s Form 4s filed with the Securities and Exchange Commission on August 31, 2015, May 10, 2016, December 14, 2016, May 8, 2017, September 14, 2017, and May 16, 2018.

(3)
Consists of (i) 47,476,820 shares of Class B common stock held directly by Meritas Group, Inc. and (ii) 7,470,435 shares of Class B common stock held by Meritas Holdings, LLC. Dr. Dunleavy, as the sole officer and sole director of Meritas Group, Inc. and as sole non-member manager of Meritas Holdings, LLC, maintains sole voting and dispositive control over such shares. All ownership interests in Meritas Group, Inc. and Meritas Holdings, LLC are owned by an irrevocable trust for the sole benefit of Dr. Dunleavy’s descendants and in which Dr. Dunleavy has no pecuniary interest.

(4)	Consists of shares of Class B Common stock issuable upon the exercise of options exercisable within 60 days of April 8, 2019.

(5)	Consists of shares of Class A Common stock held directly by the beneficial owners and shares issuable upon the conversion of restricted stock units within 60 days of April 8, 2019.

(6)	Consists of shares of Class B common stock held directly by the beneficial owner and shares issuable upon the exercise of options within 60 days of April 8, 2019.

(7)
Information is based on figures set forth in the Schedule 13G/A filed by Black Creek Investment Management Inc. (“Black Creek”) on February 12, 2019. According to the Schedule 13G/A, Black Creek, organized in the country of Canada, has sole voting and dispositive power with respect to 9,123,186 shares of Class A common stock. The address of Black Creek is 123 Front Street West, Suite 1200, Toronto, ON M5J 2M2, Canada.

(8)
Information is based on figures set forth in the Schedule 13G filed by FMR LLC (“FMR”) on February 13, 2019. According to the Schedule 13G, FMR, organized in the State of Massachusetts, has sole dispositive power with respect to 6,701,752 shares of Class A common stock. The address of FMR is 245 Summer Street, Boston, MA 02210.

(9)
Information is based on figures set forth in the Schedule 13G/A filed by The Vanguard Group (“Vanguard”) on February 11, 2019. According to the Schedule 13G/A, Vanguard, organized in the state of Pennsylvania, has sole voting power with respect to 144,794 shares of Class A common stock, shared voting power with respect to 5,200 shares of Class A common stock, sole dispositive power with respect to 6,056,037 shares of Class A common stock, and shared dispositive power with respect to 142,094 shares of Class A common stock. The address of Vanguard is 100 Vanguard Blvd., Malvern, PA 19355.

(10)
Information is based on figures set forth in the Schedule 13G filed by BlackRock, Inc. (“BlackRock”) on February 4, 2019. According to the Schedule 13G/A, BlackRock, organized in the state of Delaware, has sole voting power with respect to 5,078,015 shares of Class A common stock and sole dispositive power with respect 5,246,542 shares of Class A common stock. The address of Black Rock is 55 East 52nd Street, New York, NY 10055.

(11)
Information is based on figures set forth in the Schedule 13G filed by Neuberger Berman Group LLC (“Neuberger”) on February 15 2019. According to the Schedule 13G, Neuberger, organized in the state of Delaware, has shared voting power with respect to 3,421,539 shares of Class A common stock and

Principal Stockholders	37

shared dispositive power with respect to 3,664,964 shares of Class A common stock.. The address of Neuberger is 1290 Avenue of the Americas, New York, NY 10104.
Section 16(a) – Beneficial Ownership Reporting Compliance

Our executive officers and directors and persons who own more than 10% of a class of our equity securities registered pursuant to Section 12 of the Exchange Act are required to file certain reports with the SEC, disclosing the amount and nature of their beneficial ownership in common stock, as well as changes in that ownership. To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, we believe that for 2018, all required reports were filed on a timely basis under Section 16(a).

Principal Stockholders	38

PART 6 – AUDIT COMMITTEE MATTERS
Audit Committee Report

The Audit Committee operates under a written charter adopted by the Board, a copy of which is available on our website at investors.inovalon.com under the “Governance” section.

The Board has the ultimate authority for effective corporate governance, including oversight of the management of the Company. The Audit Committee assists the Board in fulfilling its responsibilities by overseeing our accounting and financial reporting processes, the audits of our consolidated financial statements, the qualifications and performance of the independent registered public accounting firm engaged as our independent auditor, and the performance of our internal audit function.
The Audit Committee relies on the expertise and knowledge of management, and the independent auditor in carrying out its oversight responsibilities. Management is responsible for the preparation, presentation, and integrity of our consolidated financial statements, accounting and financial reporting principles, internal control over financial reporting, and disclosure controls and procedures designed to ensure compliance with accounting standards, applicable laws, and regulations. Management is also responsible for objectively reviewing and evaluating the adequacy, effectiveness, and quality of our system of internal control. Our independent auditor, Deloitte & Touche LLP (“Deloitte & Touche”), is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States.
The Audit Committee has reviewed and discussed with management and the independent auditor our audited consolidated financial statements and related footnotes for the fiscal year ended December 31, 2018, and the independent auditor’s report on those financial statements. Management represented to the Audit Committee that our consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States. Deloitte & Touche presented the matters required to be discussed with the Audit Committee by Public Company Accounting Oversight Board (United States) Auditing Standard AU Section 380, Communication with Audit Committees, and Rule 2‑07 of SEC Regulation S‑X. This review included a discussion, with management and the independent auditor, of the quality (not merely the acceptability) of our accounting principles, the reasonableness of significant estimates and judgments, and the disclosures in our consolidated financial statements, including the disclosures relating to critical accounting policies.
Based on the reviews and discussions described above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in our annual report on Form 10‑K for the fiscal year ended December 31, 2018 for filing with the SEC.
The Audit Committee recognizes the importance of maintaining the independence of Inovalon’s independent auditor, both in fact and appearance, and takes a number of measures to ensure independence. The Audit Committee leads the selection of the lead audit engagement partner, working with Deloitte & Touche with input from management. As part of its auditor engagement process, the Audit Committee considers whether to rotate the independent registered public accounting firm. The Audit Committee has established a policy pursuant to which all services, audit and non‑audit, provided by the independent auditor must be pre‑approved by the Audit Committee or its delegate. This policy prohibits the independent auditor from providing non‑audit services such as bookkeeping or financial systems design and implementation. In addition, Deloitte & Touche has provided the Audit Committee with the written disclosures and letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the Audit Committee concerning independence. The Audit Committee has reviewed these materials and discussed the firm’s independence with Deloitte & Touche.
As provided in its charter, the Audit Committee also assessed Deloitte & Touche’s performance as independent auditor during fiscal year 2018. The Audit Committee assessed the performance of the Deloitte & Touche audit team and the lead audit engagement partner.
Following this evaluation, the Audit Committee concluded that the selection of Deloitte & Touche as the independent registered public accounting firm for fiscal year 2019 is in the best interest of the Company and its stockholders. The Board recommends that stockholders ratify this selection at the 2019 Annual Meeting.

Audit Committee Matters	39

Respectfully submitted,
The Audit Committee of the Board of Directors
Denise K. Fletcher (Chair)
Lee D. Roberts
William J. Teuber, Jr.

Audit Committee Matters	40

Fees Billed by Deloitte & Touche LLP
This table presents fees for professional audit services rendered by Deloitte & Touche for the audit of our annual financial statements for the years ended December 31, 2018 and 2017, and fees billed for other services rendered by Deloitte & Touche during those periods (in thousands).

	Year ended December 31,
	2018	2017
Audit(1)	$1,812	$1,550
Audit-related fees(2)	419	—
Tax fees(3)	1,149	797
All other fees(4)	566	—
Total	$3,946	$2,347

(1)	Fees for services performed in connection with the audit of our financial statements and review of our quarterly financial statements.

(2)	Fees for services performed in connection with our acquisition of ABILITY in 2018.

(3)	Fees for tax compliance, tax planning, and tax advice, including foreign tax return preparation and requests for rulings or technical advice from tax authorities.

(4)
Fees for services provided in connection with the due diligence of our acquisition of ABILITY and services performed in connection with assessing our segregation of duties related to the updated enterprise resource planning system in 2018.

Policy on Audit Committee Pre‑Approval of Audit and Permissible Non‑Audit Services of Independent Auditor

The Audit Committee’s policy is to review and pre‑approve, either pursuant to our Audit and Non‑Audit Services Pre‑Approval Policy (the “Pre‑Approval Policy”) or through a separate pre‑approval by the Audit Committee, any engagement of our independent auditor to provide any permitted non‑audit service to us. Pursuant to the Pre‑Approval Policy, which the Audit Committee will review and reassess periodically, a list of specific services within certain categories of services, including audit, audit‑related and tax services, are specifically pre‑approved for the upcoming or current fiscal year, subject to an aggregate maximum annual fee payable by us for each category of pre‑approved services. Any service that is not included in the approved list of services must be separately pre‑approved by the Audit Committee.

All of the services provided by Deloitte & Touche for 2018 and 2017 were approved pursuant to the Pre-Approval Policy. In addition, the Audit Committee may delegate authority to its chairperson to pre‑approve engagements for the performance of audit and non‑audit services. Additionally, all audit and permissible non‑audit services in excess of the pre‑approved fee level, whether or not included on the pre‑approved list of services, must be separately pre‑approved by the Audit Committee. The Audit Committee has delegated authority to its chairperson to pre‑approve engagements for the performance of audit and non‑audit services, for which the estimated cost for such services shall not exceed $100,000 in the aggregate for any calendar year. The chairperson must report all pre‑approval decisions to the Audit Committee at its next scheduled meeting and provide a description of the terms of the engagement.

Audit Committee Matters	41

PART 7 – PROPOSALS TO BE VOTED ON AT THE MEETING
Election of Directors

Eight directors have been nominated for election at the 2019 Annual Meeting to hold office until the 2020 Annual Meeting. The nominees were evaluated and recommended by the Nominating and Corporate Governance Committee in accordance with its charter and by the Board in accordance with our Board of Directors Corporate Governance Charter. For additional information about the nominees and their qualifications, please see Part 2 – “Board of Directors – Director Nominations and Qualifications.”

Each director will be elected by a vote of the plurality of the votes cast, meaning that the number of shares cast “for” a director’s election exceeds the number of votes “withheld” from that director’s election.
The Board of Directors recommends a vote FOR the election to the Board of each of the following nominees:

Name	Age	Director since	Position
Keith R. Dunleavy, M.D.	49	2006	Chief Executive Officer and Chairman of the Board
Denise K. Fletcher	70	2012	Independent Director
William D. Green	65	2016	Independent Director
André S. Hoffmann	60	2008	Independent Director
Isaac S. Kohane, M.D., Ph.D.	58	2019	Independent Director
Mark A. Pulido	66	2018	Non-Independent Director
Lee D. Roberts	66	2012	Independent Director
William J. Teuber, Jr.	67	2013	Independent Director
Ratification of Independent Auditor

The Audit Committee has selected Deloitte & Touche as our independent registered public accounting firm for fiscal year 2019, and the Board asks stockholders to ratify that selection. Although current law, rules, and regulations, as well as the charter of the Audit Committee, require the Audit Committee to engage, retain, and supervise our independent auditor, the Board considers the selection of the independent auditor to be an important matter of stockholder concern and is submitting the selection of Deloitte & Touche for ratification by stockholders as a matter of good corporate practice. The Board considers the selection of Deloitte & Touche as our independent auditor for fiscal year 2019 to be in the best interests of the Company and its stockholders.

The affirmative vote of holders of a majority of the shares of common stock cast in person or by proxy at the meeting is required to approve the ratification of the selection of Deloitte & Touche as our independent registered auditor for the current fiscal year. In the event the stockholders do not ratify the selection of Deloitte & Touche, the Audit Committee will reconsider its selection, but still may determine that the appointment of our independent registered public accounting firm is in the best interests of Inovalon and its stockholders. Even if the appointment is ratified by the stockholders, the Audit Committee, in its discretion, may appoint a different independent auditor at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and its stockholders.
The Board of Directors recommends a vote FOR the ratification of the selection of the independent auditor.
Non-Binding Advisory Vote to Approve the Compensation of our Named Executive Officers

Section 14A of the Exchange Act requires that we provide our stockholders with the opportunity to vote to approve, on a non-binding, advisory basis, not less frequently than once every three years, the compensation of our Named Executive Officers as disclosed in this Proxy Statement in accordance with the compensation disclosure rules of the SEC. As described in detail under

Proposals to be Voted on at the Meeting	42

the heading “Compensation Discussion and Analysis,” we seek to closely align the interests of our Named Executive Officers with the interests of our stockholders. At our 2017 annual meeting of stockholders, a majority of our stockholders approved a non-binding advisory resolution on the frequency of future non-binding advisory votes to approve the compensation of our Named Executive Officers every year, consistent with the Board’s recommendation, and the Board subsequently determined to hold a non-binding advisory vote to approve the compensation of our Named Executive Officers every year until the next non-binding advisory vote on the frequency of future non-binding advisory votes to approve the compensation of our Named Executive Officers, which will occur no later than our 2023 annual meeting of stockholders.

Our compensation programs are designed to reward our Named Executive Officers for the achievement of short-term and long-term strategic and operational goals and the achievement of increased total stockholder return, while at the same time avoiding the encouragement of unnecessary or excessive risk-taking.
Stockholders are urged to read the “Compensation Discussion and Analysis” and “Named Executive Officer Compensation” sections of this Proxy Statement, which discuss how our executive compensation policies and procedures implement our compensation philosophy and contains tabular information and narrative discussion about the compensation of our Named Executive Officers. Our Board and the Compensation Committee believe that these policies and procedures are effective in implementing our compensation philosophy and in achieving our compensation program goals.
The vote on this resolution is not intended to address any specific element of compensation; rather, the vote relates to the compensation of our Named Executive Officers, as described in this Proxy Statement in accordance with the compensation disclosure rules of the SEC. The vote is advisory, which means that the vote is not binding on the Company, our Board or the Compensation Committee. To the extent there is any significant vote against our Named Executive Officer compensation as disclosed in this Proxy Statement, the Compensation Committee will evaluate whether any actions are necessary to address the concerns of stockholders.
Accordingly, we are asking our stockholders to vote on the following resolution at the Annual Meeting:
“RESOLVED, that the compensation paid to the Company’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including in the Compensation Discussion and Analysis, the compensation tables and the narrative disclosures that accompany the compensation tables, is hereby APPROVED.”
A majority of the votes properly cast is required to approve the compensation of our Named Executive Officers. Since this proposal is an advisory vote, the result will not be binding on our Board, the Compensation Committee, or the Company. The Board and the Compensation Committee will consider the outcome of the vote when determining the compensation of our Named Executive Officers.
The Board of Directors recommends a vote FOR the approval of, on a non-binding advisory basis, the compensation of our Named Executive Officers, as disclosed in this Proxy Statement.
Approval of Amended and Restated 2015 Omnibus Incentive Plan

Overview

We are asking stockholders to approve our amended and restated 2015 Omnibus Incentive Plan (the “Amended Plan”) to (i) increase the maximum number of shares of our Class A common stock available for issuance by 6,000,000 shares to a total of 13,335,430; (ii) remove the provisions regarding Section 162(m) of the Code that are no longer relevant due to recent changes to the Code pursuant to the Tax Act, which eliminated the "performance-based compensation" exception to the deduction limitation under Section 162(m) of the Code; and (iii) extend the term of the Amended Plan until the tenth anniversary of the date of Board approval of the Amended Plan. The purpose of the share reserve increase is to allow us to continue to offer equity compensation to attract, motivate and retain employees and align their interests with stockholders. Our Compensation Committee and Board have approved the Amended Plan effective February 14, 2019, subject to stockholder approval.

Proposals to be Voted on at the Meeting	43

Purpose

We believe that approval of the Amended Plan is necessary to enable us to pursue our growth strategy and our mission to empower data-driven healthcare. Our ability to attract, motivate and retain high-performing employees is critical to our ability to execute on our growth strategy and mission. As described above in the Proxy Statement in the section entitled “Compensation Discussion and Analysis,” long-term stock-based compensation is an essential element of our compensation program. We believe long-term stock-based compensation is crucial to achieving the following objectives:

•
Attract, Motivate and Retain Key Employees. Long-term stock-based compensation is an integral part of our compensation package for attracting new talent, and motivating and retaining current employees. We operate in a highly competitive industry and equity awards are a fundamental recruitment, motivational and retention tool.

•
Increase Stockholder Value. Equity compensation effectively aligns employee compensation with stockholder's interests. We believe that providing key contributors with a stake in Inovalon motivates and rewards long-term performance which will enhance stockholder value.

•
Balanced Compensation Packages. Our Compensation Committee strives to provide balanced compensation packages to executives and employees. Our compensation structure focuses on long-term performance and the value we deliver to stockholders. The Compensation Committee puts significant weight on those aspects of compensation tied to Company and individual performance, which includes long-term incentives in the form of RSAs and LTI Awards.

If our stockholders do not approve the Amended Plan, our ability to offer competitive equity awards packages to current and prospective employees will be significantly limited. As a result, the pursuit of our growth strategy and mission may be hindered. We may be forced to provide cash-based incentives in lieu of equity awards which may adversely affect our quarterly and annual financial results. Furthermore, this practice would not be competitive with the companies with which we compete for talent.

Our success in the past is largely attributable to our highly talented employee base. Our future success depends on our ability to attract, motivate and retain high-performing individuals. Inovalon has taken a focused approach to attracting, retaining, and incentivizing talented, high-performing individuals, and the ability to grant equity awards is an essential and powerful tool to recruit expertise, retain key contributors, and motivate employees. We are a growth company and expect to continue to invest in growth. The competition for new talent is intense and we use equity awards to attract employees. We believe that the ability to grant equity awards is vital to our future success.

Increase Share Reserve

As described above, equity compensation is a significant component of the total compensation of our employees. The Amended Plan supports this overall compensation strategy by providing a means for granting equity awards to attract, motivate, and retain talent. We are requesting an increase in the maximum number of shares of Class A common stock issuable under the Amended Plan by 6,000,000 to a total of 13,335,430. In setting the number of proposed additional shares issuable under the Amended Plan, our Compensation Committee and Board of Directors considered a number of factors, including the number of shares currently available under the Plan, the Company's historical grant practices, and the number of awards issued in connection with acquisition-related activity as opposed to annual bonus compensation.

Shares Available. The Plan provides for the issuance of a maximum of 7,335,430 shares of Class A common stock, plus the number of shares of our Class A common stock underlying awards granted under the Amended and Restated Long-Term Incentive Plan (as last amended on October 7, 2010) ("Pre-IPO Plan") (1,030,702 as of the date of this proxy statement) that are forfeited, canceled or expire (whether voluntary or involuntary). As of the date of this proxy statement, only 1,247,259 shares remained available for issuance under the Plan. We considered that the shares currently available under the Plan may not be sufficient to cover future equity awards in the near term if material fluctuations in our stock price or material changes from historical grant practices occur. Based on historical grant practices and the recent trading price of our common stock, we believe that the proposed 6,000,000 additional shares, together with the shares currently available under the Plan, will be sufficient to cover awards through 2023.

Historical Grant Practices. The following table sets forth information regarding historical awards granted for the 2015-18 period and the corresponding burn rate, which is defined as the number of shares subject to options and other awards granted each year divided by the weighted-average number of shares of Class A and Class B common stock outstanding for that year.

Proposals to be Voted on at the Meeting	44

Year	Options Granted	RSAs and RSUs Granted	Weighted Average Common Shares Outstanding (in thousands)	Burn Rate (%)
2015	—	672,324	145,745	0.46
2016	—	2,672,420	150,048	1.78
2017	—	2,693,727	142,225	1.89
2018	—	2,673,293	145,389	1.84

We are committed to managing the use of equity incentives prudently and maintaining a balance between the benefits that equity compensation brings to our compensation program and the dilutive effect that awards have on our stockholders. In analyzing and evaluating the Amended Plan, the Compensation Committee and the Board reviewed various metrics, such as burn rate and dilution, in the context of our historical equity compensation practices as well as the expected impact of the proposed Amended Plan. We believe our burn rate over the 2015-18 period is reasonable, in light of the fact that approximately 37% of the aggregate equity awards issued under the Plan from 2015 through 2018 were issued in connection with the acquisitions of Avalere Health, Inc., Creehan Holding Co., Inc. and ABILITY Network, Inc. in 2015, 2016 and 2018, respectively, with the remaining approximately 63% issued in connection with non-acquisition related events (e.g., annual performance reviews, promotions, on-boarding of new employees, and director compensation).

Amended Plan Summary

The following summary of the material terms of the Amended Plan is qualified in its entirety by reference to the complete text of the Amended Plan which is set forth in Appendix A to this Proxy Statement.

Adoption

The Plan was adopted by our Board on January 14, 2015 and approved by our stockholders on such date, and it became effective upon the completion of our IPO in February 2015. The Amended Plan was approved by our Compensation Committee and Board effective February 14, 2019, subject to stockholder approval.

Eligibility

The Amended Plan provides for the grant of incentive stock options, within the meaning of Section 422 of the Code, to our employees and any parent and subsidiary employees, and for the grant of non-qualified stock options, stock appreciation rights, restricted stock, restricted stock units, dividend equivalent rights, cash-based awards (including annual cash incentives and long-term cash incentives), and any combination thereof to our employees, directors, and consultants and to employees, directors, and consultants of certain affiliated entities. As of the date of this proxy statement, all seven of the non-employee members of our Board and approximately 3,218 employees were be eligible to participate in the Amended Plan. We have not made any grants to consultants under the Plan to date.

Shares Reserved

The number of shares of our Class A common stock reserved for issuance under the Amended Plan, assuming stockholder approval of the Amended Plan, equals the sum of: (i) 13,335,430 shares of Class A common stock (which includes 6,000,000 additional shares proposed under the Amended Plan); and (ii) 1,030,702 shares, which reflects the number of shares of our Class A common stock underlying awards granted under the Pre-IPO Plan as of the date of this proxy statement that are forfeited, canceled, or expire (whether voluntarily or involuntarily). Any shares covered by an award (or portion of an award) under the Amended Plan which is forfeited, canceled or expires (whether voluntarily or involuntarily) or is used to pay the exercise price or applicable taxes with respect to an award shall be deemed not to have been issued for purposes of determining the maximum aggregate number of shares which may be issued under the Amended Plan. Shares that actually have been issued under the

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Amended Plan pursuant to an award shall not be returned to the Amended Plan and shall not become available for future issuance under the Amended Plan (except with respect to unvested/forfeited shares).

Under the Amended Plan, the maximum number of shares of Class A Common Stock that can be issued as incentive stock options as defined under Code Section 424 is 13,335,430 (which includes the initial share pool of 7,335,430 shares plus the additional 6,000,000 shares proposed under the Amended Plan).

Administration

Our Board or a committee of our Board, which we refer to as the "administrator", will administer the Amended Plan. The administrator will have the power to determine and interpret the terms and conditions of the awards, including the employees, directors, and consultants who will receive awards, the exercise price, the number of shares subject to each such award, the vesting schedule and exercisability of the awards, the restrictions on transferability of awards, and the form of consideration payable upon exercise. The administrator also will have the authority to reduce the exercise prices of outstanding stock options and the base appreciation amount of any stock appreciation right if the exercise price or base appreciation amount exceeds the fair market value of the underlying shares, and to cancel such options and stock appreciation rights in exchange for new awards, in each case without stockholder approval.

The administrator will determine the provisions, terms, and conditions of each award including vesting schedules, forfeiture provisions, form of payment (cash, shares, or other consideration) upon settlement of the award, payment contingencies, and satisfaction of any performance criteria. The performance criteria established by the administrator for any awards will be one of, or combination of, the following: net earnings or net income (before or after taxes); earnings per share; revenues or sales (including net sales or revenue growth); net operating profit; return measures (including return on assets, net assets, capital, invested capital, equity, sales, or revenue); cash flow (including operating cash flow, free cash flow, cash flow return on equity, and cash flow return on investment); earnings before or after taxes, interest, depreciation, or amortization; gross or operating margins; productivity ratios; share price (including growth measures and total stockholder return); expense targets; margins; operating efficiency; market share; working capital targets and change in working capital; economic value added or EVA® (net operating profit after tax minus the sum of capital multiplied by the cost of capital); or net operating income. The performance criteria may be applicable to our company, our affiliates and any individual business units of our company or any affiliate and may be measured annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years' results or to a designated comparison group, in each case as specified by the administrator.

Types of Awards

Stock Options: The Amended Plan will allow for the grant of incentive stock options that qualify under Section 422 of the Code only to our employees and employees of any of our parents or subsidiaries. Non-qualified stock options may be granted to our employees and directors and those of certain of our affiliates. The exercise price of all options granted under the Amended Plan must be equal to at least the fair market value of our Class A common stock on the date of grant. The term of an incentive stock option may not exceed 10 years, except that with respect to any employee who owns more than 10% of the voting power of all classes of our outstanding stock or any parent or subsidiary corporation as of the grant date, the term must not exceed 5 years, and the exercise price must equal at least 110% of the fair market value on the grant date. After the continuous service of an employee, director, or consultant terminates, he or she may exercise his or her option, to the extent vested, for the period of time specified in the option agreement. However, an option may not be exercised later than the expiration of its term. The fair market value of a share of our Class A Common Stock as of April 8, 2019 was $12.18.

Stock Appreciation Rights: The Amended Plan will allow for the grant of stock appreciation rights. Stock appreciation rights allow the recipient to receive the appreciation in the fair market value of our Class A common stock between the date of grant and the exercise date. The administrator will determine the terms of any stock appreciation rights, including when such rights become exercisable and whether to pay the increased appreciation in cash or with shares of our Class A common stock, or a combination thereof, except that the base appreciation amount used to determine the cash or shares to be issued pursuant to the exercise of a stock appreciation right will be no less than 100% of the fair market value per share on the date of grant. After the continuous service of an employee, director or consultant terminates, he or she may exercise his or her stock appreciation right, to the extent vested, only to the extent provided in the stock appreciation right agreement.

Restricted Stock: The Amended Plan will allow for the grant of restricted stock. Restricted stock awards are shares of our Class A common stock that vest in accordance with terms and conditions established by the administrator. The administrator will determine

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the number of shares of any restricted stock granted to any employee, director or consultant. The administrator may impose whatever conditions on vesting it determines to be appropriate. For example, the administrator may set restrictions based on the achievement of specific performance goals. Shares of restricted stock that do not vest are subject to our right of repurchase or forfeiture.

Restricted Stock Units: The Amended Plan will allow for the grant of restricted stock units. Restricted stock units are awards that will result in payment to a recipient at the end of a specified period only if the vesting criteria established by the administrator are achieved or the award otherwise vests. The administrator may impose whatever conditions to vesting, or restrictions and conditions to payment that it determines to be appropriate. The administrator may set restrictions based on the achievement of specific performance goals or on the continuation of service or employment. Payments of earned restricted stock units may be made, in the administrator's discretion, in cash, with shares of our Class A common stock or other securities, or a combination thereof.

Other Awards: The Amended Plan also will allow for the grant of awards denominated in cash that may be settled in cash or shares of Class A common stock, which may be subject to restrictions as established by the administrator.

The following individual limits apply to awards: (i) the maximum number of shares with respect to which Options and SARs may be granted to any grantee in any calendar year is 3,667,715 shares subject to an additional 1,833,858 shares in connection with a grantee’s commencement of employment; (ii) the maximum number of shares with respect to restricted stock and restricted awards may be granted to any grantee in any calendar year is 1,833,858 shares and (iii) the maximum cash-based awards with respect to each twelve (12) month period that constitutes or is part of each performance period shall be $5,000,000 subject to certain proration rules.

Transfers

The Amended Plan will allow for the transfer of awards under the Amended Plan only (i) by will, (ii) by the laws of descent and distribution, and (iii) for awards other than incentive stock options, to the extent authorized by the administrator to certain persons or entities. Only the recipient of an incentive stock option may exercise such award during his or her lifetime.

Changes in Capitalization and Corporate Transactions

In the event of certain changes in our capitalization, to prevent enlargement of the benefits or potential benefits available under the Amended Plan, the administrator will make adjustments to one or more of the number of shares that are covered by outstanding awards, the exercise or purchase price of outstanding awards, the numerical share limits contained in the Amended Plan, and any other terms that the administrator determines require adjustment.

The Amended Plan provides that in the event of certain corporate transactions, as such term is defined in the Amended Plan, the portion of each outstanding award that is neither continued by us nor assumed or replaced by the successor entity or its parent will automatically terminate. In connection with a corporate transaction or change in control, as such term is defined in the Amended Plan, the administrator has the authority to provide for the full or partial automatic vesting and exercisability of one or more outstanding unvested awards under the Amended Plan and the release from restrictions on transfer or forfeiture rights of such awards on such terms and conditions as the administrator may specify. In addition, any incentive stock option, as defined in the Amended Plan, accelerated in connection with a corporate transaction or change in control, will remain exercisable as an incentive stock option to the extent the dollar limitation under the Code is not exceeded, with any excess becoming a nonqualified stock option.

Termination and Amendment

The Amended Plan will automatically terminate 10 years following the date it becomes effective, unless we terminate it sooner. The Amended Plan was approved by our Board effective February 14, 2019, subject to stockholder approval. In addition, our board of directors has the authority to amend, suspend or terminate the Amended Plan provided such action does not impair the rights under any outstanding award.

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Tax Considerations

Generally, Section 162(m) of the Internal Revenue Code disallows a tax deduction to any publicly-held corporation for any remuneration in excess of $1.0 million paid in any taxable year to its chief executive officer and each of its three next most highly-compensated named executive officers. Prior to the Tax Act, remuneration in excess of $1.0 million may be deducted if, among other things, it qualifies as “performance-based compensation” within the meaning of the Internal Revenue Code. Additionally, under a Section 162(m) exception for private companies that subsequently become publicly held, any compensation paid pursuant to a compensation plan in existence before the effective date of the public offering of securities will not be subject to the $1.0 million limitation until the earliest of: (i) the expiration of the compensation plan, (ii) a material modification of the compensation plan (as determined under Section 162(m)), (iii) the issuance of all the employer stock and other compensation allocated under the compensation plan, or (iv) the first meeting of stockholders at which directors are elected after the close of the third calendar year following the year in which the public offering of securities occurred.

The Tax Act removed the “performance-based compensation” exception from Section 162(m), effective for taxable years beginning after December 31, 2017, such that compensation paid to our covered executive officers in excess of $1.0 million will not be deductible unless it qualifies for transition relief applicable to certain arrangements in place as of November 2, 2017.

Despite the Compensation Committee’s efforts to structure certain variable compensation in a manner intended to be exempt from Section 162(m) and therefore not subject to its deduction limits, because of ambiguities and uncertainties as to the application and interpretation of Section 162(m) and the regulations issued thereunder, including the uncertain scope of the transition relief under the legislation repealing Section 162(m)’s exemption from the deduction limit, no assurance can be given that compensation intended to satisfy the requirements for exemption from Section 162(m) in fact will. Further, the Compensation Committee reserves the right to modify compensation that was initially intended to be exempt from Section 162(m) if it determines that such modifications are consistent with our business needs. In addition, our Compensation Committee may, in its judgment, authorize compensation payments that do not comply with the exemptions in Section 162(m) when it believes that such payments are appropriate to attract and retain executive talent.

Federal Income Tax Consequences of Awards

The Amended Plan is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974.

Nonqualified Stock Options: On exercise of a nonqualified stock option granted under the Amended Plan, an optionee will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the shares of stock acquired on exercise of the option over the exercise price. If the optionee is an employee of Inovalon or a related entity, that income will be subject to the withholding of Federal income tax. The optionee’s tax basis in those shares will be equal to their fair market value on the date of exercise of the option, and the holding period for those shares will begin on that date.
If an optionee pays for shares of stock on exercise of an option by delivering shares of Inovalon stock, the optionee will not recognize gain or loss on the shares delivered, even if their fair market value at the time of exercise differs from the optionee’s tax basis in them. The optionee, however, will be taxed on the exercise of the option in the manner described above as if he had paid the exercise price in cash. If a separate identifiable stock certificate is issued for that number of shares equal to the number of shares delivered on exercise of the option, the optionee’s tax basis in the shares represented by that certificate will be equal to his or her tax basis in the shares delivered, and the holding period for those shares will include the holding period for the shares delivered. The optionee’s tax basis and holding period for the additional shares received on exercise of the option will be the same as if the optionee had exercised the option solely in exchange for cash.

Inovalon will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income taxable to the optionee, provided that amount constitutes an ordinary and necessary business expense for Inovalon and is reasonable in amount, and either the employee includes that amount in income or Inovalon timely satisfies its reporting requirements with respect to that amount.

Incentive Stock Options:     The Amended Plan provides for the grant of stock options that qualify as ISOs, as defined in Section 422 of the Code. Under the Code, an optionee generally is not subject to tax upon the grant or exercise of an ISO. In addition, if the optionee holds a share received on exercise of an ISO for at least two years from the date the option was granted and at least one year from the date the option was exercised (the “Required Holding Period”), the difference, if any, between the amount

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realized on a sale or other taxable disposition of that share and the holder’s tax basis in that share will be long-term capital gain or loss.
If, however, an optionee disposes of a share acquired on exercise of an ISO before the end of the Required Holding Period (a “Disqualifying Disposition”), the optionee generally will recognize ordinary income in the year of the Disqualifying Disposition equal to the excess, if any, of the fair market value of the share on the date the ISO was exercised over the exercise price. If, however, the Disqualifying Disposition is a sale or exchange on which a loss, if realized, would be recognized for Federal income tax purposes, and if the sales proceeds are less than the fair market value of the share on the date of exercise of the option, the amount of ordinary income recognized by the optionee will not exceed the gain, if any, realized on the sale. If the amount realized on a Disqualifying Disposition exceeds the fair market value of the share on the date of exercise of the option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.
An optionee who exercises an ISO by delivering shares of stock acquired previously pursuant to the exercise of an ISO before the expiration of the Required Holding Period for those shares is treated as making a Disqualifying Disposition of those shares. This rule prevents “pyramiding” on the exercise of an ISO (that is, exercising an ISO for one share and using that share, and others so acquired, to exercise successive ISOs) without the imposition of current income tax.
For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired on exercise of an ISO exceeds the exercise price of that option generally will be an adjustment included in the optionee’s alternative minimum taxable income for the year in which the option is exercised. If, however, there is a Disqualifying Disposition of the share in the year in which the option is exercised, there will be no adjustment with respect to that share. If there is a Disqualifying Disposition in a later year, no income with respect to the Disqualifying Disposition is included in the optionee’s alternative minimum taxable income for that year. In computing alternative minimum taxable income, the tax basis of a share acquired on exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the option is exercised.

Inovalon is not allowed an income tax deduction with respect to the grant or exercise of an ISO or the disposition of a share acquired on exercise of an ISO after the Required Holding Period. However, if there is a Disqualifying Disposition of a share, Inovalon is allowed a deduction in an amount equal to the ordinary income includible in income by the optionee, provided that amount constitutes an ordinary and necessary business expense for Inovalon and is reasonable in amount, and either the employee includes that amount in income or Inovalon timely satisfies its reporting requirements with respect to that amount.

Stock Awards: Generally, the recipient of a stock award will recognize ordinary compensation income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is non-vested when it is received under the Amended Plan (for example, if the recipient is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary compensation income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days of his or her receipt of the stock award, to recognize ordinary compensation income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient in exchange for the stock.
The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired as stock awards will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested. Upon the disposition of any stock received as a stock award under the Amended Plan, the difference between the sale price and the recipient’s basis in the shares will be treated as a capital gain or loss and generally will be characterized as long-term capital gain or loss if the shares have been held for more the one year from the date as of which he or she would be required to recognize any compensation income.
Stock Appreciation Rights: Inovalon may grant stock appreciation rights (SARs). Generally, the recipient of a SAR will not recognize any taxable income at the time the SAR is granted. If the recipient receives the appreciation inherent in the SAR in cash, the cash will be taxable as ordinary compensation income to the recipient at the time that the cash is received. If the recipient receives the appreciation inherent in the SAR rights in shares of stock, the recipient will recognize ordinary compensation income equal to the excess of the fair market value of the stock on the day it is received over any amounts paid by the recipient for the stock.

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In general, there will be no Federal income tax deduction allowed to Inovalon upon the grant or termination of SARs. Upon the exercise of a SAR, however, Inovalon will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income that the employee is required to recognize as a result of the exercise, provided that the deduction is not otherwise disallowed under the Code.

Dividend Equivalents: Generally, the recipient of a dividend equivalent award will recognize ordinary compensation income at the time the dividend equivalent award is received equal to the fair market value of the award received. Inovalon generally will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income that the employee is required to recognize as a result of the dividend equivalent award, provided that the deduction is not otherwise disallowed under the Code.
Importance of Consulting Tax Adviser: The information set forth above is a summary only and does not purport to be complete. In addition, the information is based upon current Federal income tax rules and therefore is subject to change when those rules change. Moreover, because the tax consequences to any recipient may depend on his particular situation, each recipient should consult his or her tax adviser as to the Federal, state, local and other tax consequences of the grant or exercise of an award or the disposition of stock acquired as a result of an award.
New Plan Benefits

Future grants under the Amended Plan will be made at the discretion of the Compensation Committee and, accordingly, are not yet determinable. In addition, the value of the awards granted under the Amended Plan will depend on a number of factors, including the fair market value of our common stock on future dates, the exercise decisions made by the participants and the extent to which any applicable performance goals necessary for vesting or payment are achieved. Consequently, it is not possible to determine the benefits that might be received by participants receiving discretionary grants under the Amended Plan.

Vote Required

The approval of this proposal requires a majority of the votes properly cast vote FOR this proposal. Shares that are voted "abstain" and broker "non-votes" will have no effect on this proposal.

The Board of Directors recommends a vote FOR the approval of the Amended and Restated 2015 Omnibus Incentive Plan.
Proposals of Stockholders for 2020 Annual Meeting of Stockholders

Stockholder proposals submitted for inclusion in our 2020 proxy statement pursuant to Rule 14a‑8 of the rules promulgated under the Exchange Act must be received by us no later than the close of business on December 24, 2019; provided however, in the event that the date of the 2020 Annual Meeting is more than 30 days prior to or delayed by more than 30 days after the anniversary of the 2019 Annual Meeting, stockholder proposals submitted for inclusion in our 2020 proxy statement pursuant to Rule 14a-8 must be received within a reasonable time before we begin to print and send proxy materials relating to the 2020 Annual Meeting.
In addition, any stockholder who wishes to propose a nominee to the Board or propose any other business to be considered by the stockholders, other than a stockholder proposal included in our proxy materials pursuant to Rule 14a‑8 of the rules promulgated under the Exchange Act, must comply with the advance notice provisions and other requirements of Article I, Section 1 of our bylaws, which are on file with the SEC and may be obtained from our Secretary upon request. These notice provisions require that nominations of persons for election to the Board and the proposal of business to be considered by the stockholders for the 2020 Annual Meeting must be received no earlier than the close of business on February 6, 2020 and no later than the close of business on March 7, 2020; provided however, in the event that the date of the 2020 Annual Meeting is more than 30 days prior to or delayed by more than 30 days after the anniversary of the 2019 Annual Meeting, notice by the stockholder to be timely must be so received no earlier than the close of business on the 120th day prior to the 2020 Annual Meeting and no later than the close of business on the later of the 90th day prior to the 2020 Annual Meeting or the 10th day following the day on which public announcement of the date of the meeting is first made.

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PART 8 – INFORMATION ABOUT THE MEETING
In accordance with SEC rules, we are using the Internet as our primary means of providing proxy materials to stockholders. Because we are using the Internet, most stockholders will not receive paper copies of our proxy materials. We will instead send stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) with instructions for accessing the proxy materials, including our Proxy Statement and 2018 Annual Report, and voting via the Internet. We expect to mail the Notice and to begin mailing our proxy materials and making our materials available on the Internet on or about April 22, 2019.
This Proxy Statement is furnished in connection with the solicitation of proxies by the Board to be voted at the 2019 Annual Meeting for the purposes set forth in the accompanying Notice of 2019 Annual Meeting of Stockholders. The 2019 Annual Meeting will be held at The Jefferson Hotel, located at 1200 16th St. NW, Washington, DC 20036, on June 5, 2019, at 10:00 a.m. Eastern Time. Stockholders who execute proxies retain the right to revoke them at any time before the shares are voted by proxy at the meeting. A stockholder may revoke a proxy by delivering a signed statement to our Corporate Secretary at or prior to the 2019 Annual Meeting or by timely executing and delivering, by Internet, telephone, mail, or in person at the 2019 Annual Meeting, another proxy dated as of a later date.
Proof of Ownership Required for Attending Meeting in Person

You are entitled to attend the 2019 Annual Meeting only if you are a stockholder of record as of the close of business on April 8, 2019, the record date, or hold a valid proxy for the meeting. In order to be admitted to the 2019 Annual Meeting, you must present proof of ownership of company stock on the record date. This can be:

•	a brokerage statement or letter from a bank or broker indicating ownership on April 8, 2019,

•	a proxy card,

•	a voting instruction form, or

•	a legal proxy provided by your broker, bank or nominee.
Any holder of a proxy from a stockholder must present the proxy card, properly executed, and a copy of the proof of ownership. Stockholders and proxy holders must also present a form of photo identification such as a driver’s license. We will be unable to admit anyone who does not present identification or refuses to comply with our security procedures.
Solicitation of Proxies

The Board is soliciting the proxy accompanying this Proxy Statement. Proxies may be solicited by officers, directors, and employees of the Company, none of whom will receive any additional compensation for their services. These solicitations may be made personally or by mail, facsimile, telephone, messenger, email, or the Internet. We will pay persons holding shares of common stock in their names or in the names of nominees, but not owning such shares beneficially, such as brokerage houses, banks, and other fiduciaries, for the expense of forwarding solicitation materials to their principals. We will pay all proxy solicitation costs.

Stockholders of record at the close of business on April 8, 2019 will be entitled to vote at the meeting. Holders of our Class A common stock will be entitled to vote on the basis of one vote for each share held. Holders of our Class B common stock will be entitled to vote on the basis of ten votes for each share held.

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Householding

The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for notices of annual meetings, proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies. This year, a single notice of the 2019 Annual Meeting, or copy of the proxy statement and annual report, will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders.

Once you have received notice from your bank or broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your bank or broker, and direct your written request to Inovalon Holdings, Inc. at 4321 Collington Road, Bowie, Maryland 20716, Attention: Corporate Secretary, or contact us by telephone at (301) 809‑4000. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their bank or broker.
Election of Directors

Eight directors are to be elected at the 2019 Annual Meeting to hold office until the 2020 Annual Meeting, and until their respective successors are elected and qualified. If, for any reason, the directors are not elected at an annual meeting, they may be elected at a special meeting of stockholders called for that purpose in the manner provided by our Bylaws. The accompanying proxy will be voted in favor of the nominees presented in Part 2 – “Board of Directors – Our Director Nominees” to serve as directors unless the stockholder indicates to the contrary on the proxy. All the nominees are current directors.

The Board expects that each of the nominees will be available for election, but if any of them is unable to serve at the time the election occurs, the proxy will be voted for the election of another nominee designated by our Board.
Voting Procedures

Voting Rights
Holders of our Class A common stock and Class B common stock have identical voting rights, except that holders of our Class A common stock are entitled to one vote per share and holders of our Class B common stock are entitled to ten votes per share. Holders of shares of Class A common stock and Class B common stock will vote together as a single class on proposals presented at the 2019 Annual Meeting. Dissenters’ rights are not applicable to any of the matters being voted upon at the 2019 Annual Meeting.
Vote Required; Effect of Abstentions and Broker Non‑Votes
The shares of a stockholder whose ballot on any or all proposals is marked as “abstain” will be included in the number of shares present at the 2019 Annual Meeting to determine whether a quorum is present. If you are the beneficial owner of shares held by a broker or other custodian, you may instruct your broker how to vote your shares through the voting instruction form included with this Proxy Statement. If you wish to vote the shares you own beneficially at the meeting, you must first request and obtain a “legal proxy” from your broker or other custodian. If you choose not to provide instructions or a legal proxy, your shares are referred to as “uninstructed shares.” Whether your broker or custodian has the discretion to vote these shares on your behalf depends on the ballot item. The following table summarizes the votes required for passage of each proposal and the effect of abstentions and uninstructed shares held by brokers.

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Proposal	Matter	Board Vote Recommendation	Votes Required for Approval	Abstentions	Uninstructed Shares
1	Election of 8 directors	For each director nominee	Plurality	Not voted	Not voted
2	Ratification of the selection of Deloitte & Touche LLP as our independent auditor for fiscal year 2019	For	Majority of voting power represented in person or by proxy	Not voted	Discretionary vote
3	Non-binding advisory vote to approve the compensation of our Named Executive Officers	For	Majority of voting power represented in person or by proxy*	Not voted	Not voted
4	Approve an amendment and restatement of the 2015 Omnibus Incentive Plan	For	Majority of voting power represented in person or by proxy	Not voted	Not voted

* A majority of the votes properly cast is required to approve the compensation of our Named Executive Officers. Since this proposal is an advisory vote, the result will not be binding on our Board, the Compensation Committee, or the Company. The Board and the Compensation Committee will consider the outcome of the vote when determining the compensation of our Named Executive Officers.
Where to Find More Proxy Voting Information

•	The SEC website has a variety of information about the proxy voting process at www.sec.gov/spotlight/proxymatters.shtml.

•	You may view our annual report and vote your shares at www.proxyvote.com.

•	Contact the broker or bank through which you beneficially own your shares.
Where to Find Our Corporate Governance Documents
Each of our Board committees has a charter. Copies of our Board committee charters and other governance documents listed in Part 1 can be found on our website at investors.inovalon.com under the “Governance” section.
We will provide any of the foregoing information to a stockholder without charge upon written request to 4321 Collington Road, Bowie, Maryland 20716, Attention: Corporate Secretary.
Other Business

The Board does not intend to bring any other business before the 2019 Annual Meeting and the Board knows of no other matters that will be presented for consideration at the 2019 Annual Meeting. If any other matters are properly brought before the 2019 Annual Meeting, the persons appointed in the accompanying proxy intend to vote the shares represented thereby in accordance with their best judgment on such matters, under applicable laws.

Representatives of Deloitte & Touche LLP, our independent auditor for fiscal year 2018 and the current fiscal year, will be present at the 2019 Annual Meeting, will have an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.
You should rely only on the information provided in this Proxy Statement. We have not authorized anyone to provide you with different or additional information. You should not assume that the information in this Proxy Statement is accurate as of any date other than the date of this Proxy Statement or, where information relates to another date set forth in this Proxy Statement, then as of that date.
DATED: Bowie, Maryland, April 22, 2019.

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Appendix A

AMENDED AND RESTATED
INOVALON HOLDINGS, INC.
2015 OMNIBUS INCENTIVE PLAN
(Adopted by Board of Directors: February 14, 2019; Approved by Stockholders: June [ ], 2019)

1. Purposes of the Plan. The purposes of this Plan are to attract and retain the best available personnel, to provide additional incentives to Employees, Directors and Consultants and to promote the success of the Company’s business.

2. Definitions. The following definitions shall apply as used herein and in the individual Award Agreements except as defined otherwise in an individual Award Agreement. In the event a term is separately defined in an individual Award Agreement, such definition shall supersede the definition contained in this Section 2.

(a) “Administrator” means the Board or any of the Committees appointed to administer the Plan.

(b) “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 promulgated under the Exchange Act.

(c) “Applicable Laws” means the legal requirements relating to the Plan and the Awards under applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any non-U.S. jurisdiction applicable to Awards granted to residents therein.

(d) “Assumed” means that pursuant to a Corporate Transaction either (i) the Award is expressly affirmed by the Company or (ii) the contractual obligations represented by the Award are expressly assumed (and not simply by operation of law) by the successor entity or its Parent in connection with the Corporate Transaction with appropriate adjustments to the number and type of securities of the successor entity or its Parent subject to the Award and the exercise or purchase price thereof which at least preserves the compensation element of the Award existing at the time of the Corporate Transaction as determined in accordance with the instruments evidencing the agreement to assume the Award.

(e) “Award” means the grant of an Option, SAR, Dividend Equivalent Right, Restricted Stock, Restricted Stock Unit, Cash-Based Award or other right or benefit under the Plan.

(f) “Award Agreement” means the written agreement evidencing the grant of an Award executed by the Company and the Grantee, including any amendments thereto.

(g) “Board” means the Board of Directors of the Company.

(h) “Cash-Based Award” means an award denominated in cash that may be settled in cash and/or Shares, which may be subject to restrictions, as established by the Administrator.

(i) “Cause” means, either alone or in any combination: (i) a material breach by a Grantee of the terms of any agreement between that Grantee and the Company or an affiliate of the Company, unless the breach is cured within 10 days after written notice thereof to the Grantee (the Board may determine in its sole discretion that a failure is not subject to cure and may dispense with the cure period); (ii) the persistent and willful failure by a Grantee to perform his or her duties or obligations under any such agreement between that Grantee and the Company or an affiliate of the Company or to adhere to any written policies of the Company or such affiliate of the Company; (iii) the appropriation (or attempted appropriation) of a material business opportunity of the Company or an affiliate of the Company, including attempting to secure or securing any personal profit in connection with any transaction entered into on behalf of the Company or such affiliate of the Company, as the case may be; (iv) the misappropriation (or attempted misappropriation) of funds or property of the Company or an affiliate of the Company; (v) the commission (or attempted commission) of any act of theft, fraud, or dishonesty or any act which has or in the reasonable discretion of the Company may have a detrimental effect on the reputation or business of the Company or an affiliate of the Company; (vi) the unauthorized and willful disclosure of confidential information of the Company or an affiliate of the Company (including confidential or proprietary information of their respective clients); or (vii) the conviction of, the criminal indictment for (or its procedural equivalent), or the entering of a guilty plea or a plea of no contest with respect to, a felony or any other crime involving dishonesty, breach of trust, or physical or emotional harm to any person. No act or failure to act by a Grantee shall be considered “willful” unless done or omitted to be done by such Grantee, either knowingly, intentionally, or with reasonable knowledge or reckless disregard of the foreseeable consequences of such conduct.

(j) “Change in Control” means a change in ownership or control of the Company effected through either of the following transactions:

(i) the direct or indirect acquisition by any person or related group of persons (other than an acquisition from or by the Company or by a Company-sponsored employee benefit plan or by a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities pursuant to a tender or exchange offer made directly to the Company’s stockholders which a majority of the Continuing Directors who are not Affiliates or Associates of the offeror do not recommend such stockholders accept, or

(ii) a change in the composition of the Board over a period of twelve (12) months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who are Continuing Directors.

(k) “Code” means the Internal Revenue Code of 1986, as amended.

(l) “Committee” means any committee composed of members of the Board appointed by the Board to administer the Plan.

(m) “Common Stock” means the Class A common stock of the Company.

(n) “Company” means Inovalon Holdings, Inc., a Delaware corporation, or any successor entity that adopts the Plan in connection with a Corporate Transaction.

(o) “Consultant” means any person (other than an Employee or a Director, solely with respect to rendering services in such person’s capacity as a Director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

(p) “Continuing Directors” means members of the Board who either (i) have been Board members continuously for a period of at least twelve (12) months or (ii) have been Board members for less than twelve (12) months and were elected or nominated for election as Board members by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.

(q) “Continuous Service” means that the provision of services to the Company or a Related Entity in any capacity of Employee, Director or Consultant is not interrupted or terminated. In jurisdictions requiring notice in advance of an effective termination as an Employee, Director or Consultant, Continuous Service shall be deemed terminated upon the actual cessation of providing services to the Company or a Related Entity notwithstanding any required notice period that must be fulfilled before a termination as an Employee, Director or Consultant can be effective under Applicable Laws. A Grantee’s Continuous Service shall be deemed to have terminated either upon an actual termination of Continuous Service or upon the entity for which the Grantee provides services ceasing to be a Related Entity. Continuous Service shall not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entity, or any successor, in any capacity of Employee, Director or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director or Consultant (except as otherwise provided in the Award Agreement). Notwithstanding the foregoing, except as otherwise determined by the Administrator, in the event of any spin-off of a Related Entity, service as an Employee, Director or Consultant for such Related Entity following such spin-off shall be deemed to be Continuous Service for purposes of the Plan and any Award under the Plan. An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave. For purposes of each Incentive Stock Option granted under the Plan, if such leave exceeds three (3) months, and reemployment upon expiration of such leave is not guaranteed by statute or contract, then the Incentive Stock Option shall be treated as a Non-Qualified Stock Option on the day three (3) months and one (1) day following the expiration of such three (3) month period.

(r) “Corporate Transaction” means any of the following transactions, provided, however, that the Administrator shall determine under parts (iv) and (v) whether multiple transactions are related, and its determination shall be final, binding and conclusive:

(i) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

(ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company;

(iii) the complete liquidation or dissolution of the Company;

(iv) any reverse merger or series of related transactions culminating in a reverse merger (including, but not limited to, a tender offer followed by a reverse merger) in which the Company is the surviving entity but (A) the shares of Common Stock outstanding immediately prior to such merger are converted or exchanged by virtue of the merger into other property, whether in the form of securities, cash or otherwise, or (B) in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger or the initial transaction culminating in such merger, but excluding any such transaction or series of related transactions that the Administrator determines shall not be a Corporate Transaction; or

(v) acquisition in a single or series of related transactions by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities but excluding any such transaction or series of related transactions that the Administrator determines shall not be a Corporate Transaction.

(s) “Director” means a member of the Board or the board of directors of any Related Entity.

(t) “Disability” means as defined under the long-term disability policy of the Company or the Related Entity to which the Grantee provides services regardless of whether the Grantee is covered by such policy. If the Company or the Related Entity to which the Grantee provides service does not have a long-term disability plan in place, “Disability” means that a Grantee is unable to carry out the responsibilities and functions of the position held by the Grantee by reason of any medically determinable physical or mental impairment for a period of not less than ninety (90) consecutive days. A Grantee will not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Administrator in its discretion.

(u) “Dividend Equivalent Right” means a right entitling the Grantee to compensation measured by dividends paid with respect to Common Stock, provided that no such right may be granted with respect to Options or SARs. Dividend Equivalent Rights granted in connection with Restricted Stock Units that performance vest shall be held subject to the vesting of the underlying Restricted Stock Units.

(v) “Employee” means any person, including an Officer or Director, who is in the employ of the Company or any Related Entity, subject to the control and direction of the Company or any Related Entity as to both the work to be performed and the manner and method of performance. The payment of a director’s fee by the Company or a Related Entity shall not be sufficient to constitute “employment” by the Company.

(w) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(x) “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i) If the Common Stock is listed on one or more established stock exchanges or national market systems, including without limitation, the NASDAQ Global Select Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on the principal exchange or system on which the Common Stock is listed (as determined by the Administrator) on the date of determination (or, if no closing sales price or closing bid was reported on that date, as applicable, on the last trading date such closing sales price or closing bid was reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii) If the Common Stock is regularly quoted on an automated quotation system (including the OTC Bulletin Board) or by a recognized securities dealer, its Fair Market Value shall be the closing sales price for such stock as quoted on such system or by such securities dealer on the date of determination, but if selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the date of determination (or, if no such prices were reported on that date, on the last date such prices were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(iii) In the absence of an established market for the Common Stock of the type described in (i) and (ii), above, the Fair Market Value thereof shall be determined by the Administrator in good faith.

(y) “Good Reason” means (i) the material breach by the Company or an affiliate of the Company, as applicable, of a written employment agreement, if any, between a Grantee and the Company or an affiliate of the Company, as applicable, (ii) the assignment of a Grantee without his or her consent to a position, responsibilities, or duties of a materially lesser status or degree of responsibility than his or her position, responsibilities, or duties on the date of a Corporate Transaction or Change of Control, as applicable, as set forth in writing between the Grantee and the Company, (iii) a reduction in a Grantee’s base salary, provided that an across-the-board reduction in the base salary level of substantially all other individuals in positions similar to Grantee’s by the same percentage amount shall not give rise to Good Reason, (iv) the requirement by the Company that a Grantee’s principal place of employment be anywhere other than within 50 miles of the Grantee’s principal place of employment with the Company immediately preceding a Corporate Transaction or Change of Control; or (v) a material breach by the Company of this Plan which is not cured by the Company within 30 days following written notice to the Company of such breach.

(z) “Grantee” means an Employee, Director or Consultant who receives an Award under the Plan.

(aa) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(bb) “Non-Qualified Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(cc) “Officer” means a person who is an officer of the Company or a Related Entity within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(dd) “Option” means an option to purchase Shares pursuant to an Award Agreement granted under the Plan.

(ee) “Parent” means a “parent corporation”, whether now or hereafter existing, as defined in Section 424(e) of the Code.

(ff) “Performance Period” means the period of time during which the performance goals must be met in order to determine the degree of payout and/or vesting with respect to, or the amount or entitlement to, an Award.

(gg) “Plan” means this Amended and Restated 2015 Omnibus Incentive Plan.

(hh) “Predecessor Plan” means the Company’s Amended and Restated Long-Term Incentive Plan.

             (ii) “Related Entity” means any Parent or Subsidiary of the Company.

(jj) “Replaced” means that pursuant to a Corporate Transaction the Award is replaced with a comparable stock award or a cash incentive award or program of the Company, the successor entity (if applicable) or Parent of either of them which preserves the compensation element of such Award existing at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same (or, for the Grantee, a more favorable) vesting schedule applicable to such Award. The determination of Award comparability shall be made by the Administrator and its determination shall be final, binding and conclusive. Dividends payable in connection with Restricted Stock that performance vests shall be held subject to the vesting of the underlying Shares of Restricted Stock.

(kk) “Restricted Stock” means Shares issued under the Plan to the Grantee for such consideration, if any, and subject to such restrictions on transfer, forfeiture provisions, and other terms and conditions as established by the Administrator.

(ll) “Restricted Stock Units” means an Award which may be earned in whole or in part upon the passage of time or the attainment of performance criteria established by the Administrator and which may be settled for cash, Shares or other securities or a combination of cash, Shares or other securities as established by the Administrator.

(mm) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor thereto.

(nn) “SAR” means a stock appreciation right entitling the Grantee to Shares or cash compensation, as established by the Administrator, measured by appreciation in the value of Common Stock.

(oo) “Share” means a share of the Common Stock.

(pp) “Subsidiary” means a “subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Code.

3. Stock and Cash Subject to the Plan.

(a) Subject to the provisions of Section 10 below, the maximum aggregate number of Shares which may be issued pursuant to all Awards shall be the sum of the following (i) 13,335,430 Shares plus (ii) any shares that would otherwise return to the Predecessor Plan as a result of forfeiture, termination or expiration of awards previously granted under the Predecessor Plan and outstanding when this Plan originally became effective (ignoring the termination or expiration of the Predecessor Plan for the purpose of determining the number of Shares available for the Plan). Notwithstanding the foregoing, the maximum aggregate number of Shares that may be issued pursuant to Incentive Stock Options is 13,335,430 Shares. The Shares to be issued pursuant to Awards may be authorized, but unissued, or reacquired Common Stock.

(b) Any Shares covered by an Award (or portion of an Award) which is forfeited, canceled or expires (whether voluntarily or involuntarily) shall be deemed not to have been issued for purposes of determining the maximum aggregate number of Shares which may be issued under the Plan. Shares that actually have been issued under the Plan pursuant to an Award shall not be returned to the Plan and shall not become available for future issuance under the Plan, except that if unvested Shares are forfeited, such Shares shall become available for future grant under the Plan. To the extent not prohibited by the listing requirements of The NASDAQ Global Select Market (or other established stock exchange or national market system on which the Common Stock is traded) or Applicable Law, any Shares covered by an Award which are surrendered (i) in payment of the Award exercise or purchase price (including pursuant to the “net exercise” of an option pursuant to Section 7(b)(v)) or (ii) in satisfaction of tax withholding obligations incident to the exercise, vesting or settlement of an Award shall be deemed not to have been issued for purposes of determining the maximum number of Shares which may be issued pursuant to all Awards under the Plan, unless otherwise determined by the Administrator. SARs payable in Shares shall reduce the maximum aggregate number of Shares which may be issued under the Plan only by the next number of actual Shares issued to the Grantee upon exercise of the SAR.

4. Administration of the Plan.

(a) Plan Administrator.

(i) Administration with Respect to Directors and Officers. With respect to grants of Awards to Directors or Employees who are also Officers or Directors of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws and to permit such grants and related transactions under the Plan to be exempt from Section 16(b) of the Exchange Act in accordance with Rule 16b-3. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.

(ii) Administration With Respect to Consultants and Other Employees. With respect to grants of Awards to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. The Board may authorize one or more Officers to grant such Awards and may limit such authority as the Board determines from time to time.

(iii) Administration Errors. In the event an Award is granted in a manner inconsistent with the provisions of this subsection (a), such Award shall be presumptively valid as of its grant date to the extent permitted by the Applicable Laws.

(b) Powers of the Administrator. Subject to Applicable Laws and the provisions of the Plan (including any other powers given to the Administrator hereunder), and except as otherwise provided by the Board, the Administrator shall have the authority, in its discretion:

(i) to select the Employees, Directors and Consultants to whom Awards may be granted from time to time hereunder;

(ii) to determine whether and to what extent Awards are granted hereunder;

(iii) to determine the number of Shares or the amount of cash or other consideration to be covered by each Award granted hereunder;

(iv) to approve forms of Award Agreements for use under the Plan;

(v) to determine the terms and conditions of any Award granted hereunder;

(vi) to amend the terms of any outstanding Award granted under the Plan, provided that any amendment that would adversely affect the Grantee’s rights under an outstanding Award shall not be made without the Grantee’s written consent, provided, however, that an amendment or modification that may cause an Incentive Stock Option to become a Non-Qualified Stock Option shall not be treated as adversely affecting the rights of the Grantee;

(vii) to reduce, in each case, without stockholder approval, the exercise price of any Option awarded under the Plan and the base appreciation amount of any SAR awarded under the Plan and to cancel, in each case, without stockholder approval, an Option or SAR at a time when its exercise price or base appreciation amount (as applicable) exceeds the Fair Market Value of the underlying Shares, in exchange for another Option, SAR, Restricted Stock, or other Award or for cash;

(viii) to prescribe, amend and rescind rules and regulations relating to the Plan and to define terms not otherwise defined herein;

(ix) to construe and interpret the terms of the Plan and Awards, including without limitation, any notice of award or Award Agreement, granted pursuant to the Plan;

(x) to approve corrections in the documentation or administration of any Award;

(xi) to grant Awards to Employees, Directors and Consultants employed outside the United States or to otherwise adopt or administer such procedures or subplans that the Administrator deems appropriate or necessary on such terms and conditions different from those specified in the Plan as may, in the judgment of the Administrator, be necessary or desirable to further the purpose of the Plan; and

(xii) to take such other action, not inconsistent with the terms of the Plan, as the Administrator deems appropriate.

The express grant in the Plan of any specific power to the Administrator shall not be construed as limiting any power or authority of the Administrator; provided that the Administrator may not exercise any right or power reserved to the Board. Any decision made, or action taken, by the Administrator or in connection with the administration of this Plan shall be final, conclusive and binding on all persons having an interest in the Plan.

(c) Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or as Officers or Employees of the Company or a Related Entity, members of the Board and any Officers or Employees of the Company or a Related Entity to whom authority to act for the Board, the Administrator or the Company is delegated shall be defended and indemnified by the Company to the extent permitted by law on an after-tax basis against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any claim, investigation, action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any Award granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by the Company) or paid by them in satisfaction of a judgment in any such claim, investigation, action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such claim, investigation, action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct; provided, however, that within thirty (30) days after the institution of such claim, investigation, action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at the Company’s expense to defend the same.

5. Eligibility. Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants. Incentive Stock Options may be granted only to Employees of the Company or a Parent or a Subsidiary of the Company. An Employee, Director or Consultant who has been granted an Award may, if otherwise eligible, be granted additional Awards. Awards may be granted to such Employees, Directors or Consultants who are residing in non-U.S. jurisdictions as the Administrator may determine from time to time.

6. Terms and Conditions of Awards.

(a) Types of Awards. The Administrator is authorized under the Plan to award any type of arrangement to an Employee, Director or Consultant that is not inconsistent with the provisions of the Plan and that by its terms involves or might involve the issuance of (i) Shares, (ii) cash or (iii) an Option, a SAR, or similar right with a fixed or variable price related to the Fair Market Value of the Shares and with an exercise or conversion privilege related to the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions. Such awards include, without limitation, Options, SARs, sales or bonuses of Restricted Stock, Restricted Stock Units, Cash-Based Awards or Dividend Equivalent Rights, and an Award may consist of one such security or benefit, or two (2) or more of them in any combination or alternative.

(b) Designation of Award. Each Award shall be designated in the Award Agreement. In the case of an Option, the Option shall be designated as either an Incentive Stock Option or a Non-Qualified Stock Option. However, notwithstanding such designation, an Option will qualify as an Incentive Stock Option under the Code only to the extent the $100,000 limitation of Section 422(d) of the Code is not exceeded. The $100,000 limitation of Section 422(d) of the Code is calculated based on the aggregate Fair Market Value of the Shares subject to Options designated as Incentive Stock Options which become exercisable for the first time by a Grantee during any calendar year (under all plans of the Company or any Parent or Subsidiary of the Company). For purposes of this calculation, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the grant date of the relevant Option. In the event that the Code or the regulations promulgated thereunder are amended after the date the Plan becomes effective to provide for a different limit on the Fair Market Value of Shares permitted to be subject to Incentive Stock Options, then such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

(c) Conditions of Award. Subject to the terms of the Plan, the Administrator shall determine the provisions, terms, and conditions of each Award including, but not limited to, the Award vesting schedule, forfeiture provisions, form of payment (cash, Shares, or other consideration) upon settlement of the Award, payment contingencies, and satisfaction of any performance criteria. The performance criteria established by the Administrator for any Awards intended to be performance-based compensation shall be one of, or combination of, the following: net earnings or net income (before or after taxes); earnings per share; revenues or sales (including net sales or revenue growth); net operating profit; return measures (including return on assets, net assets, capital, invested capital, equity, sales, or revenue); cash flow (including operating cash flow, free cash flow, cash flow return on equity, and cash flow return on investment); earnings before or after taxes, interest, depreciation, and/or amortization; gross or operating margins; productivity ratios; share price (including growth measures and total stockholder return); expense targets; margins; operating efficiency; market share; working capital targets and change in working capital; economic value added or EVA® (net operating profit after tax minus the sum of capital multiplied by the cost of capital); or net operating income. The performance criteria established by the Administrator for any Awards may be based on any one of, or combination of, the foregoing or any other performance criteria established by the Administrator. The performance criteria may be applicable to the Company, Related Entities and/or any individual business units of the Company or any Related Entity and may be measured annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified by the Administrator. Partial achievement of the specified criteria may result in a payment or vesting corresponding to the degree of achievement as specified in the Award Agreement.

(d) Acquisitions and Other Transactions. The Administrator may issue Awards under the Plan in settlement, assumption or substitution for, outstanding awards or obligations to grant future awards in connection with the Company or a Related Entity acquiring another entity, an interest in another entity or an additional interest in a Related Entity whether by merger, stock purchase, asset purchase or other form of transaction.

(e) Deferral of Award Payment. The Administrator may establish one or more programs under the Plan to permit selected Grantees the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Grantee to payment or receipt of Shares or other consideration under an Award. The Administrator may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, Shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Administrator deems advisable for the administration of any such deferral program.

(f) Separate Programs. The Administrator may establish one or more separate programs under the Plan for the purpose of issuing particular forms of Awards to one or more classes of Grantees on such terms and conditions as determined by the Administrator from time to time.

(g) Individual Limitations on Awards.

(i) Individual Limit for Options and SARs. The maximum number of Shares with respect to which Options and SARs may be granted to any Grantee in any calendar year shall be 3,667,715 Shares. In connection with a Grantee’s commencement of Continuous Service, a Grantee may be granted Options and SARs for up to an additional 1,833,858 Shares which shall not count against the limit set forth in the previous sentence. The foregoing limitations shall be adjusted proportionately in connection with any change in the Company’s capitalization pursuant to Section 10, below. .

(ii) Individual Limit for Restricted Stock and Restricted Stock Units. The maximum number of Shares with respect to which such Awards may be granted to any Grantee in any calendar year shall be 1,833,858 Shares. The foregoing limitation shall be adjusted proportionately in connection with any change in the Company’s capitalization pursuant to Section 10, below.

(iii) Individual Limit for Cash-Based Awards. For Cash-Based Awards with respect to each twelve (12) month period that constitutes or is part of each Performance Period, the maximum amount that may be paid to a Grantee pursuant to such Awards shall be $5,000,000. In addition, the foregoing limitation shall be prorated for any Performance Period consisting of fewer than twelve (12) months by multiplying such limitation by a fraction, the numerator of which is the number of months in the Performance Period and the denominator of which is twelve (12).

(h) Deferral. If the vesting or receipt of Shares or cash under an Award is deferred to a later date, any amount (whether denominated in Shares or cash) paid in addition to the original number of Shares or amount of cash subject to such Award will not be treated as an increase in the number of Shares or amount of cash subject to the Award if the additional amount is based either on a reasonable rate of interest or on one or more predetermined actual investments such that the amount payable by the Company at the later date will be based on the actual rate of return of a specific investment (including any decrease as well as any increase in the value of an investment).

(i) Term of Award. The term of each Award shall be the term stated in the Award Agreement, provided, however, that the term of an Incentive Stock Option shall be no more than ten (10) years from the date of grant thereof. However, in the case of an Incentive Stock Option granted to a Grantee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, the term of the Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Award Agreement. Notwithstanding the foregoing, the specified term of any Award shall not include any period for which the Grantee has elected to defer the receipt of the Shares or cash issuable pursuant to the Award.

(j) Transferability of Awards. Incentive Stock Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Grantee, only by the Grantee. Other Awards shall be transferable (i) by will and by the laws of descent and distribution and (ii) during the lifetime of the Grantee, to the extent and in the manner authorized by the Administrator but only to the extent such transfers are made to family members, to family trusts, to family controlled entities, to charitable organizations, and pursuant to domestic relations orders or agreements, in all cases without payment for such transfers to the Grantee. Notwithstanding the foregoing, the Grantee may designate one or more beneficiaries of the Grantee’s Award in the event of the Grantee’s death on a beneficiary designation form provided by the Administrator.

(k) Time of Granting Awards. The date of grant of an Award shall for all purposes be the date on which the Administrator makes the determination to grant such Award, or such other later date as is determined by the Administrator.

7. Award Exercise or Purchase Price, Consideration and Taxes.

(a) Exercise or Purchase Price. The exercise or purchase price, if any, for an Award shall be as follows:

(i) In the case of an Incentive Stock Option:

(1) granted to an Employee who, at the time of the grant of such Incentive Stock Option owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, the per Share exercise price shall be not less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant; or

(2) granted to any Employee other than an Employee described in the preceding paragraph, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(ii) In the case of a Non-Qualified Stock Option, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(iii) In the case of SARs, the base appreciation amount shall not be less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(iv) In the case of other Awards, such price as is determined by the Administrator.

(v) Notwithstanding the foregoing provisions of this Section 7(a), in the case of an Award issued pursuant to Section 6(d), above, the exercise or purchase price for the Award shall be determined in accordance with the provisions of the relevant instrument evidencing the agreement to issue such Award.

(b) Consideration. Subject to Applicable Laws, the consideration to be paid for the Shares to be issued upon exercise or purchase of an Award including the method of payment, shall be determined by the Administrator. In addition to any other types of consideration the Administrator may determine, the Administrator is authorized to accept as consideration for Shares issued under the Plan the following, provided that the portion of the consideration equal to the par value of the Shares must be paid in cash or other legal consideration permitted by the Delaware General Corporation Law:

(i) cash;

(ii) check;

(iii) surrender of Shares or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require which have a Fair Market Value on the date of surrender or attestation equal to the aggregate exercise price of the Shares as to which said Award shall be exercised;

(iv) with respect to Options, payment through a broker-dealer sale and remittance procedure pursuant to which the Grantee (A) shall provide written instructions to a Company designated brokerage firm to effect the immediate sale of some or all of the purchased Shares and remit to the Company sufficient funds to cover the aggregate exercise price payable for the purchased Shares and (B) shall provide written directives to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction;

(v) with respect to Options, payment through a “net exercise” such that, without the payment of any funds, the Grantee may exercise the Option and receive the net number of Shares equal to (i) the number of Shares as to which the Option is being exercised, multiplied by (ii) a fraction, the numerator of which is the Fair Market Value per Share

(on such date as is determined by the Administrator) less the exercise price per Share, and the denominator of which is such Fair Market Value per Share (the number of net Shares to be received shall be rounded down to the nearest whole number of Shares); or

(vi) any combination of the foregoing methods of payment.

The Administrator may at any time or from time to time, by adoption of or by amendment to the standard forms of Award Agreement described in Section 4(b)(iv), or by other means, grant Awards which do not permit all of the foregoing forms of consideration to be used in payment for the Shares or which otherwise restrict one or more forms of consideration.

(c) Taxes. No Shares or cash shall be delivered under the Plan to any Grantee or other person until such Grantee or other person has made arrangements acceptable to the Administrator for the satisfaction of any non-U.S., federal, state, or local income and employment tax withholding obligations, including, without limitation, obligations incident to the receipt of Shares or cash. Upon exercise or vesting of an Award the Company shall withhold or collect from the Grantee an amount sufficient to satisfy such tax obligations, including, but not limited to, by surrender of the whole number of Shares covered by the Award, if applicable, sufficient to satisfy the minimum applicable tax withholding obligations incident to the exercise or vesting of an Award (reduced to the lowest whole number of Shares if such number of Shares withheld would result in withholding a fractional Share with any remaining tax withholding settled in cash).

8. Exercise of Award.

(a) Procedure for Exercise; Rights as a Stockholder.

(i) Any Award granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator under the terms of the Plan and specified in the Award Agreement.

(ii) An Award shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Award by the person entitled to exercise the Award and full payment for the Shares with respect to which the Award is exercised has been made, including, to the extent selected, use of the broker- dealer sale and remittance procedure to pay the purchase price as provided in Section 7(b)(iv).

(b) Exercise of Award Following Termination of Continuous Service.

(i) An Award may not be exercised after the termination date of such Award set forth in the Award Agreement and may be exercised following the termination of a Grantee’s Continuous Service only to the extent provided in the Award Agreement.

(ii) Where the Award Agreement permits a Grantee to exercise an Award following the termination of the Grantee’s Continuous Service for a specified period, the Award shall terminate to the extent not exercised on the last day of the specified period or the last day of the original term of the Award, whichever occurs first.

(iii) Any Award designated as an Incentive Stock Option to the extent not exercised within the time permitted by law for the exercise of Incentive Stock Options following the termination of a Grantee’s Continuous Service shall convert automatically to a Non-Qualified Stock Option and thereafter shall be exercisable as such to the extent exercisable by its terms for the period specified in the Award Agreement.

9. Conditions Upon Issuance of Shares.

(a) If at any time the Administrator determines that the delivery of Shares pursuant to the exercise, vesting or any other provision of an Award is or may be unlawful under Applicable Laws, the vesting or right to exercise an Award or to otherwise receive Shares pursuant to the terms of an Award shall be suspended until the Administrator determines that such delivery is lawful and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Company shall have no obligation to effect any registration or qualification of the Shares under federal or state laws.

(b) As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any Applicable Laws.

10. Adjustments Upon Changes in Capitalization. Subject to any required action by the stockholders of the Company and Section 11 hereof, the number of Shares covered by each outstanding Award, and the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan, the exercise or purchase price of each such outstanding Award, the numerical limits set forth in Section 6(g), as well as any other terms that the Administrator determines require adjustment shall be proportionately adjusted for (i) any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification of the Shares, or similar transaction affecting the Shares, (ii) any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company, or (iii) any other transaction with respect to Common Stock including a corporate merger, consolidation, acquisition of property or stock, separation (including a spin-off or other distribution of stock or property), reorganization, liquidation (whether partial or complete) or any similar transaction; provided, however that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” In the event of any distribution of cash or other assets to stockholders other than a normal cash dividend, the Administrator shall also make such adjustments as provided in this Section 10 or substitute, exchange or grant Awards to effect such adjustments (collectively “adjustments”). Any such adjustments to outstanding Awards will be effected in a manner that precludes the enlargement of rights and benefits under such Awards. In connection with the foregoing adjustments, the Administrator may, in its discretion, prohibit the exercise of Awards or other issuance of Shares, cash or other consideration pursuant to Awards during certain periods of time. Except as the Administrator determines, no issuance by the Company of shares of any class, or securities convertible into shares of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of Shares subject to an Award.

11. Corporate Transactions and Changes in Control.

(a) Termination of Award to Extent Not Assumed in Corporate Transaction. Effective upon the consummation of a Corporate Transaction, all outstanding Awards under the Plan shall terminate. However, all such Awards shall not terminate to the extent they are Assumed in connection with the Corporate Transaction.

(b) Acceleration of Award Upon Corporate Transaction or Change in Control. The Administrator shall have the authority, exercisable either in advance of any actual or anticipated Corporate Transaction or Change in Control or at the time of an actual Corporate Transaction or Change in Control and exercisable at the time of the grant of an Award under the Plan or any time while an Award remains outstanding, to provide for the full or partial automatic vesting and exercisability of one or more outstanding unvested Awards under the Plan and the release from restrictions on transfer or forfeiture rights of such Awards in connection with a Corporate Transaction or Change in Control, on such terms and conditions as the Administrator may specify. The Administrator also shall have the authority to condition any such Award vesting and exercisability or release from such limitations upon the subsequent termination of the Continuous Service of the Grantee within a specified period following the effective date of the Corporate Transaction or Change in Control. The Administrator may provide that any Awards so vested or released from such limitations in connection with a Change in Control, shall remain fully exercisable until the expiration or sooner termination of the Award.

(c) Effect of Acceleration on Incentive Stock Options. Any Incentive Stock Option accelerated under this Section 11 in connection with a Corporate Transaction or Change in Control shall remain exercisable as an Incentive Stock Option under the Code only to the extent the $100,000 dollar limitation of Section 422(d) of the Code is not exceeded.

12. Effective Date and Term of Plan. The Plan shall continue in effect for a term of ten (10) years from the earlier of the Plan’s adoption by the Board or its approval by the stockholders of the Company unless sooner terminated. Incentive Stock Options may only be granted for ten (10) years from the earlier to occur of the Plan’s adoption by the Board or its approval by the stockholders of the Company. Subject to Section 17, below, and Applicable Laws, Awards may be granted under the Plan upon its becoming effective.

13. Amendment, Suspension or Termination of the Plan.

(a) The Board may at any time amend, suspend or terminate the Plan; provided, however, that no such amendment shall be made without the approval of the Company’s stockholders to the extent such approval is required by Applicable Laws.

(b) No Award may be granted during any suspension of the Plan or after termination of the Plan.

(c) No suspension or termination of the Plan (including termination of the Plan under Section 11, above) shall adversely affect any rights under Awards already granted to a Grantee.

14. Reservation of Shares.

(a) The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

(b) The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

15. No Effect on Terms of Employment/Consulting Relationship. The Plan shall not confer upon any Grantee any right with respect to the Grantee’s Continuous Service, nor shall it interfere in any way with his or her right or the right of the Company or any Related Entity to terminate the Grantee’s Continuous Service at any time, with or without cause, and with or without notice.

16. No Effect on Retirement and Other Benefit Plans. Except as specifically provided in a retirement or other benefit plan of the Company or a Related Entity, Awards shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a Related Entity, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. The Plan is not a “Pension Plan” or “Welfare Plan” under the Employee Retirement Income Security Act of 1974, as amended.

17. Stockholder Approval. The grant of Incentive Stock Options under the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted excluding Incentive Stock Options issued in substitution for outstanding Incentive Stock Options pursuant to Section 424(a) of the Code. Such stockholder approval shall be obtained in the degree and manner required under Applicable Laws. The Administrator may grant Incentive Stock Options under the Plan prior to approval by the stockholders, but until such approval is obtained, no such Incentive Stock Option shall be exercisable. In the event that stockholder approval is not obtained within the twelve (12) month period provided above, all Incentive Stock Options previously granted under the Plan shall be exercisable as Non-Qualified Stock Options.

18. Unfunded Obligation. Grantees shall have the status of general unsecured creditors of the Company. Any amounts payable to Grantees pursuant to the Plan shall be unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974, as amended. Neither the Company nor any Related Entity shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Grantee account shall not create or constitute a trust or fiduciary relationship between the Administrator, the Company or any Related Entity and a Grantee, or otherwise create any vested or beneficial interest in any Grantee or the Grantee’s creditors in any assets of the Company or a Related Entity. The Grantees shall have no claim against the Company or any Related Entity for any changes in the value of any assets that may be invested or reinvested by the Company with respect to the Plan.

19. Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

21. Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board, the submission of the Plan to the stockholders of the Company for approval, nor any provision of the Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of Awards otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

INOVALON HOLDINGS, INC. 4321 COLLINGTON ROAD BOWIE, MD 20716
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Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

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E75491-P21839 KEEP THIS PORTION FOR YOUR RECORDS
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INOVALON HOLDINGS, INC.
The Board of Directors recommends you vote FOR the following:		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. ___________________________________
1. Election of Directors Nominees: 01) Keith R. Dunleavy, M.D. 02) Denise K. Fletcher 03) William D. Green 04) André S. Hoffmann	05) Isaac S. Kohane, M.D., Ph.D. 06) Mark A. Pulido 07) Lee D. Roberts. 08) William J. Teuber, Jr.	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal:					For	Against	Abstain
2. To ratify the selection of Deloitte & Touche LLP as our independent auditor for fiscal year 2019.					☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal:					For	Against	Abstain
3. Non-binding advisory vote to approve the compensation of our Named Executive Officers.					☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal:					For	Against	Abstain
4. To approve the amendment and restatement of the 2015 Omnibus Incentive Plan.					☐	☐	☐
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

For address changes and/or comments, please check this box and write them on the back where indicated				☐

Please indicate if you plan to attend this meeting.		☐	☐
		Yes	No

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date				Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
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E75492-P21839

INOVALON HOLDINGS, INC.
Annual Meeting of Stockholders
June 5, 2019 10:00 AM
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Keith R. Dunleavy, M.D. and Kamyar Daneshvar, or either of them, as proxies, each with the power to appoint their substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of INOVALON HOLDINGS, INC. that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM, EDT on June 5, 2019, at The Jefferson Hotel, 1200 16th St. NW, Washington, DC 20036, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Address Changes/Comments: ___________________________________________________________________
___________________________________________________________________________________________

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side